Exhibit 10.1

1/08/86

MINING LEASE

Dated Effective

January 1, 1986

between

LYLE F. CAMPBELL, JULIAN E. SIMPSON AND JEAN C. SIMPSON

and

TONKIN SPRINGS GOLD MINING COMPANY

MINING LEASE
by and between Lyle F. Campbell,
Julian E. Simpson and Jean C. Simpson, and
Tonkin Springs Gold Mining Company,
effective as of January 1, 1986

(i)

MINING LEASE

THIS MINING LEASE is made and entered into effective as of the 1st day of January, 1986, by and between Lyle F. Campbell, a single man with a mailing address of P.O. Box 7377, Reno, Nevada 89510, Julian E. Simpson and Jean C. Simpson, husband and wife, with a mailing address of Box 266, Kihei, Maui, Hawaii 96753 (hereinafter collectively called “Lessor”), and Tonkin Springs Gold Mining Company, a Colorado corporation with a mailing address of 1600 Stout Street, Suite 1600, Denver, Colorado 80202 (hereinafter called “Lessee”).

WITNESSETH:

1.                          Interests Leased. Lessor, for and in consideration of the royalties hereinafter reserved, and the work commitments by Lessee contained herein, hereby leases and lets exclusively to lessor has an interest as described in Exhibit “A” attached hereto and made a part hereof (hereinafter called “Mineral Prospect”) for the purpose of investigating, exploring, prospecting and drilling for, developing mining by any method (whether or not now known and including, but not limited to, open pit, strip, underground and solution methods), producing, saving. taking, owning, milling, transporting, storing, handling and marketing: all minerals or any valuable products of any nature whatsoever, including, but not limited to, ore, concentrates, refined materials and any other product of any process whether now known or which may be developed in the future, regardless of at what stage in the milling, refining, upgrading or other processing of the product (hereinafter called “Leased Substances”) title passes to the buyer, together with all rights, privileges and easements useful for Lessee’s operations hereunder on the Mineral Prospect for Lessee’s operations hereunder on the Mineral prospect including, but not limited to, the following rights: to look for, test, work, mine, excavate, raise, clean, stockpile on the Mineral Prospect only, store, carry away and sell said Leased substances; to excavate pits, to sink shafts, to make, use and occupy openings, adits, tunnels, raises, rooms, slopes, stopes, winzes and underground passages (now existing or hereafter opened); to strip seams, lodes, veins and beds; and to erect, use and maintain on said premises such buildings, tipples, headframes, refineries, gasification plants, power plants, engines, machinery appliances, devices, wells, presently appurtenant (if any) or newly established water rights roadways, housing, railroad tracks, shops, ditches dams, ponds, reservoirs, pipes, power and communication lines and, without limitation, all other necessary structures and facilities (all of the same being hereinafter called “Improvements”) and from time to time, to relocate all or any part of the same, as Lessee may deem desirable or necessary in its operations on the Mineral Prospect: and together with full right of ingress and egress during the term of this Lease in connection with the exercise of any all of said rights.

2.                          Term; Rule Against Perpetuities and Severability of Paragraphs. Subject to the other provisions herein contained, this Lease shall remain in force for a term of twenty (20) years from the date hereof and for so long thereafter as there is production of one or more Leased Substances from the Mineral Prospect, or any operations permitted hereunder are being conducted on the Mineral Prospect or this Lease is continued in force by reason of any of the provisions hereof; provided, however, the term of this Lease shall not exceed 99 years. During any period of extension beyond the primary term hereof, all of the terms and conditions of this Lease shall remain in full force and effect.

The term of this Lease is not intended to violate the Rule Against Perpetuities. In the event the term of this Lease is determined to violate the Rule Against Perpetuities by a court of competent jurisdiction, the term shall, by this Article 2, be automatically reduced to the maximum number of years determined to comply with the Rule Against Perpetuities. Each of the Articles in this Lease is severable from each of the other Articles in this Lease. In the event an Article in this Lease is determined to be invalid, void, or unenforceable, then all remaining Articles shall remain in full force and effect. In the further event that this Article 2 is construed in such a manner as to eliminate a definitive term of this Lease, then the parties agree that the term shall be a reasonable period of time sufficient to accomplish the purposes of this Lease.

3.                          Advance Minimum Royalty. Lessee shall pay to Lessor as advance minimum royalty (“Advance Minimum Royalty”) the following amounts on the following dates, provided, however, that Lessee’s obligation to make such Advance Minimum Royalty payments to Lessor shall cease when Lessee commences producing and marketing Leased Substances from the Mineral Prospect (“Production Date”), except that if the Production Royalty under Article 4 in any year after the Production Date is less than the scheduled Advance Minimum Royalty, Lessee shall pay the difference, which payments shall be deemed to be payment of such Advance Minimum Royalty:

Due Date of Advance Minimum Royalty Payment	Amount of Advance Minimum Royalty Payment

Between January 1-15, 1987	The greater of $50,000 or the U.S. “Dollar equivalent”* of 152 ounces of gold
Between January 1-15, 1988	The greater of $50,000 or the U.S. “Dollar equivalent”* of 152 ounces of gold
Between January 1-15, 1989 and between January 1-15 in each year thereafter during the term of this Lease	The greater of $150,000 or the U.S. “Dollar equivalent”* of 455 ounces of gold

*                            The term “Dollar equivalent” is defined below in this Article 3.

All of said Advance Minimum Royalty payments shall be deemed a prepayment of Production Royalty payable under the following Article 4, and from and after the Production Date, Lessee may recover all sums theretofore paid to Lessor as Advance Minimum Royalty, by crediting and applying said Advance Minimum Royalty against and in reduction of the Production Royalty accruing and becoming due at any time hereunder, until by such application all Advance Minimum Royalty previously paid by Lessee has been exhausted.

For the purpose of this Lease, the “Dollar equivalent” referred to in the above schedule of payments set forth in Article 3 and for the minimum yearly work commitments set forth in Article 5, shall be for gold that is ninety-nine and ninety-five one-hundredths percent (99.95%) pure, and shall be determined by the base price of Handy and Harmon as published in The Wall Street Journal (or its recognized successor in the publication of gold and silver quotations) for the first business day of the year in which a payment is due or in which a commitment accrues.

If, however, gold payment clauses are declared to be unenforceable or violations of public policy, then the “Dollar equivalent” shall be calculated by reference to the price of silver (which, for the purposes of this Lease, shall be silver that is ninety-nine and nine-tenths percent (99.9%) pure), and the amounts thereof shall be equal to (1) Eight Thousand Three Hundred Thirty-Three (8,333) ounces of silver for the Advance Minimum Royalty payment due in 1987, and Eight Thousand Three Hundred Thirty-Three (8,333) ounces of Silver for the Advance Minimum Royalty payment due in 1988, and Twenty-Five Thousand (25,000) ounces of silver for the Advance Minimum Royalty payment due in 1989 and thereafter, pursuant to this Article 3 and (2) Fifty Thousand (50,000) ounces of silver for the work commitment due in 1988 and in each year thereafter, as provided in Article 5 below. The method of calculating the “Dollar equivalent” using silver shall be the same as that for calculating the “Dollar equivalent” using gold above in this Article 3, using the appropriate base price for silver.

4.                          Production Royalty. Lessee shall pay Lessor a royalty (hereinafter “Production Royalty”) for all Leased  Substances, which are mutually agreed and understood to consist of all minerals or any valuable products of any nature whatsoever, including, but not limited to, ore, concentrates, refined materials and any other product of any process whether now known or which may be developed in the future, regardless of what stage in the milling, refining, upgrading or other processing of the product title passes to the buyer. Production Royalty shall be calculated as follows:

A.                       A Production Royalty of five percent (5%) of the gross sales of any gold, silver, platinum or palladium contained in the Leased Substances, such Production Royalty to be computed before any deductions whatsoever from the gross sales price of the product sold as shown on the buyer’s settlement sheet or other bona fide document for each separate sale thereof. If milling, processing, refining or treatment costs or penalties are paid in Kind, the Production Royalty shall be computed on the amount of gold, silver, platinum and palladium contained in the Leased Substances before deducting any such costs or payments in kind.

B.                         A production Royalty of two percent (2%) of the gross sales price of all Leased substances other than gold, silver, platinum or palladium, such Production Royalty to be computed in the manner described above in Subsection A of this Article 4.

C.                         In addition to the Production Royalties.payable under Subsections A and B of this Article 4. Lessee shall pay to Lessor as Production Royalty hereunder a like percentage of the gross amount paid before any deductions whatsoever of any bonus, subsidy or similar payment or allowance made for whatever reason to Lessee by any governmental agency, ore buyer, or others with respect to any production, transport, or sale of Leased Substances hereunder.

Payment of Production Royalty, other than Production Royalty taken in kind by Lessor, shall be made by Lessee to Lessor on or before thirty (30) days after receipt of payment by

Lessee for the Leased Substances sold or otherwise disposed of and for which the Production Royalty is payable.

It is mutually understood and agreed that, after Lessee has recouped all Advance Minimum Royalties, then Lessor shall have the right and option to take its Production Royalty in kind in the form in which Lessee sells such Leased substances. On or before October 1st of each calendar year, Lessor shall give Lessee written notice of whether Lessor elects to take its Production Royalty in kind throughout the following calendar year. If Lessor fails to give such notice for the first calendar year in which it is eligible to take its production Royalty in kind, Lessor shall be deemed to have elected not to take its Production Royalty in kind for that calendar year. If Lessor fails to give such notice by October 1st of any subsequent year, the election then in effect will continue throughout the following calendar year. Lessor hereby agrees that each election to take or not to take its Production Royalty in kind shall remain in effect for calendar year increments and that all persons or entities constituting the Lessor shall be required to make the same election whether or not to take in kind.

If Lessee enters into an agreement for sale of Leased Substances from the Mineral Prospect, it shall not include in such agreement sale of that portion of the Leased Substances which Lessor has the right to take in kind, without the prior written agreement of Lessor.

If Lessor elects to take its Production Royalty in Kind, Leased Substances shipped to buyers or to smelters, refiners or other processors shall be shipped in the joint names of Lessor and Lessee. If Lessor elects to take its Production Royalty in kind. Lessor shall bear all risks associated with taking its Production Royalty in kind, and shall bear all additional costs incurred by Lessee as a result of Lessor’s taking in kind, such as increased costs due to separate pourings, storage insurance, security, transportation and monitoring. Lessor shall have the right to inspect procedures used by Lessee to make payment in kind, and at its option, Lessor, or its agent, shall have the right to be present to observe all sampling and splitting procedures and to review all records and procedures related to division of Leased Substances for the purpose of taking in kind.

In the event the purchaser of any of the Leased Substances produced and sold by Lessee hereunder shall be owned or controlled by Lessee, the purchase agreement(s) covering such Leased Substances shall be commercially fair and shall provide that the price to be received by Lessee therefor shall be commercially fair and shall not be less than the price currently and generally received by other sellers of Leased Substances of like quality and quantity in the general market area where such Leased Substances are ordinarily sold by Lessee. For the purpose of this Article 4, “owned or controlled” shall mean that Lessee holds sufficient interests in the purchaser substantially to direct its operations on a continuing basis.

5.                          Work Requirements. Lessee shall be required to perform yearly work expenditures for exploration, development and mining of the Mineral Prospect, as described below in this Article 5. Lessee’s expenditures for 1986 shall include at least 5,000 feet of exploration test drilling at locations of its choice within the Mineral Prospect by no later than December 31, 1986.

MINIMUM YEAR WORK COMMITMENT

Year	Amount

1986	$54,100.00
1987	$150,000.00
1988 and each year thereafter	The greater of $300,000 or the U.S. “Dollar equivalent”* of 909 ounces of gold

*                            “Dollar equivalent” is described in Article 3 above.

If in any year Lessee expends more than the expenditure requirement for that year, the excess shall be carried forward as a credit against the expenditure requirements for subsequent years until that excess amount is fully recovered from such credits. However, if this Lease is terminated before that excess amount is so recovered by Lessee, Lessor shall not be required to reimburse or otherwise compensate Lessee for the unrecovered balance.

The yearly work expenditures shall be limited to all costs incurred in actual work on the Mineral Prospect in drilling, trenching, excavating, exploring, developing, mining, road building, assaying, metallurgical testing of ore extracted from the Mineral prospect, surveying, geological studies and mapping, geochemistry and geophysics. Expenditures shall include wages and salaries paid to engineers, geologists, laborers and technicians for actual time spent in exploration, development and mining of the Mineral Prospect. Direct over-head, such as lodging, meals, and travel expenses (but specifically excluding any charge for office or administrative expenses) shall be limited to ten percent (10%) of the yearly work requirement.

Prior to February 1st of each year, Lessee shall provide Lessor documentation from Lessee’s accounting records of the expenditures claimed as minimum yearly work commitments upon the Mineral Prospect. At reasonable times and places, Lessor shall have access to the original invoices and any other records pertinent and necessary for substituting the compliance of Lessee with the provisions of this Lease.

Lessee shall only be obligated to expend the yearly work requirement if the Lease has not been terminated by Lessee or Lessor before June 1 of any calendar year that the Lease is in force.

Lessee shall fully comply with 43 C.F.R. § 3809 regulations (surface Management of Public Lands under the U.S. Mining Laws) or with 36 C.F.R. § 228 (regulations concerning use of the surface of Forest Service lands) by April 1 of each year, in order to give the Bureau of Land Management or Forest Service adequate time to examine and approve Lessee’s exploration plan in sufficient time for Lessee to execute such plan and satisfy the yearly work requirement during each year’s normal exploration season.

If the Bureau of Land Management or Forest Service disapproves of all or part of the exploration plan. Lessee shall diligently and in good faith attempt to cure any defects and comply with Bureau of Land Management or Forest service requirements. If Lessee fails to gain Bureau of Land Management or Forest Service approval, it shall be excused from expenditures for that portion of that year’s work requirement which is disapproved, it being understood and agreed that any portion of the yearly work requirement which is not expended because of Bureau of Land Management or Forest Service disapproval shall be added to the succeeding year’s annua1 requirement. It is further mutually understood and agreed that annual assessment work requirements shall not be so excused unless permission to defer annual assessment work requirements has been granted to Lessee by the Bureau of Land Management or other government agency, in which case Lessee shall file all documents required to maintain the Mineral Prospect in good standing with the county and the Bureau of Land Management prior to September 1st each year and provide Lessor with proof of such filing prior to November 1st of each year.

On or before February 1st of each year after 1906, Lessee shall provide Lessor with a written narrative report describing the operations conducted on the Mineral Prospect during the prior calendar year. With the report shall be furnished true copies of all reports and records made for the Mineral Prospect, including, but not limited to, lithologic drilling logs and assays, maps, cross-sections, assays, metallurgical tests, ore reserve calculations and geological reports pertaining to the Mineral Prospect. Upon Lessor’s request and at Lessor’s expense. Lessee shall provide copies of the above data in reproducible form such as mylars or sepias. It is agreed between Lessor and Lessee that, during the term of this Lease, Lessor shall keep all such information strictly confidential, and Lessor shall indemnify and save harmless Lessee from any action resulting from reliance upon such information by Lessor or by any person to whom Lessor furnishes such information.

6.                          Manner of Payment. Each payment to be made by Lessee to Lessor after the effective date hereof, except Production Royalty where in kind payment is taken, shall be made by wiring seventy percent (70%) thereof to the account (number 103-180-6) of Mr. Lyle F. Campbell at the First Interstate Bank of Nevada, N.A., 1 East First Street, Reno, Nevada 89502, and by wiring the remaining thirty percent (30%) thereof to the account (number 21-233307) of Julian E. Simpson and Jean C. Simpson at the First Hawaiian Bank, Kahului Branch, Box 157, Kahului, Maui, Hawaii 96732. Each such payment shall be so made on or before the date such payment shall be required to be made hereunder, provided, however, that the Advance Minimum Royalty shall be so paid between January 1st and 15th of each year. If Lessee fails to pay or shall incorrectly pay some portion of any payment due hereunder, this Lease shall terminate absolutely if Lessee within thirty (30) days after Lessee’s receipt of written notice; from Lessor of its error or failure, shall fail to rectify the same.

7.                          Lessor’s Title.

A.                       It is acknowledged by the three individuals collectively referred to as Lessor herein that Lyle F. Campbell is the owner of a seventy percent (70%) interest in the Mineral Prospect and Julian E. Simpson and Jean C. Simpson jointly own the remaining thirty percent (30%) interest therein, all subject to the terms of this Lease. Subject only to the last sentence of Subsection D below of this Article 7, it is mutually understood and agreed that this Lease is granted only under such title as Lessor may now hold or hereafter acquire and that in the event that Lessor shall hereafter be divested of such title, Lessor shall not be liable for any damages sustained by Lessee; additionally, Lessee shall not be liable for any damages sustained by Lessor unless such damages are the result of

Lessee’s failure to perform under the terms of this Lease, and neither Lessee nor Lessor shall attempt to hold the other party liable (in damages or otherwise) on account of such divestment or of Lessee’s possession being destroyed or interrupted unless damages sustained are the result of Lessee’s failure to perform hereunder.

B.                         It is understood and agreed that in the event of adverse claim or claims affecting the Mineral Prospect or the lands covered thereby, Lessee shall be under no obligation to defend title, nor to contribute to the defense of title thereto, and it is specifically understood in such event that Lessor shall be under no obligation to defend title.

C.                         Concerning possible conflicts with unpatented mining claims of third persons, neither party is under a specific obligation of title defense; Lessor leases merely whatever title it might have in such area of conflict. To the extent that Lessee desires to enter an area of conflict and endeavor to prove up the title of Lessor’s claims, Lessee may do so at its own risk and expense. Lessor represents that it has no knowledge of claims of third parties.

D.                        It is expressly agreed that Lessor does not warrant title to the Mineral Prospect. Lessor does, however, represent and warrant that the Mineral Prospect is free and clear of all liens, encumbrances and leases of third parties created by Lessor.

8.                          Assessment Work - Unpatented Mining Claims. Subject to the provisions of this Lease, Lessee agrees during the term hereof to perform timely on or for the benefit of the Mineral Prospect sufficient assessment work each assessment year, as the term “assessment year” is defined by statute, that would be considered as sufficient to comply with the law, using good mining practices to maintain the Mineral Prospect under applicable state and federal mining laws. The parties hereto agree to cooperate to the fullest extent to enable Lessee to prepare and file in a timely manner all related proofs of assessment work or Notices of Intention to Hold in the manner required by applicable law. Lessee shall file related Notices of Intention to Hold (if applicable) and any related affidavits of assessment work based upon geological, geophysical and geochemical surveys with the county prior to September 1st each year. Lessee shall file all other related affidavits of physical assessment work with the county prior to September 2lst each year. Lessee shall provide Lessor with copies of county recorded documents prior to October 15th of each year and with copies of the receipts from the Bureau of Land Management for the county recorded documents prior to December 1st of each year.

Subject to the following provisions of this Article B, Lessee shall have the right, at any time and from time to time, to surrender all or any pact of its rights and obligations hereunder with respect to all or any portion of the unpatented mining claims included within the Mineral Prospect by giving Lessor notice of Lessee’s decision to do so; provided, however, that no such partial surrender shall result in a dimunition of the Advance Minimum Royalty or the Production Royalty payable hereunder. Upon giving of such notice, the claim or claims identified therein shall be deemed stricken from this Lease, and this Lease shall terminate with respect to the claim or claims identified in the notice. Notwithstanding the release of any claim or claims from the operation hereof, this Lease shall continue in full force and effect with respect to all pacts of the Mineral Prospect not identified in such notice. Lessee shall, within fifteen (15) days after giving such notice, provide Lessor with all data regarding work which has been done by Lessee subsequent to the end of the prior assessment year upon any of such claims so surrendered and released, which data may be utilized by Lessor for its own benefit to apply toward the assessment work requirements pertaining to any of such claims and for filing proofs of labor. If Lessee shall fail to provide such data, if any, within the time specified. Lessee shall be obligated to perform such work as shall be required to maintain such claim or claims for the then current assessment year.

In the event Lessee shall terminate this Lease, in whole or in part, as to the Mineral Prospect less than ninety (90) days prior to the end of the then current assessment year, Lessee shall be obligated to perform assessment work for the then current assessment year as to each of such claims as shall have been terminated, or may, at its option, pay Lessor one hundred dollars ($100.00) per claim or such amount as may then be required to be expended on each claim annually by any government laws or regulations within fifteen (15) days following such termination date, but not later than sixty (60) days prior to the end of the then current assessment year.

9.                          Relocation and Amendment of Unpatented Mining Claims. Lessee, in the name of Lessor, shall have the right, but not the obligation, to amend the locations of any one or more of the mining claims included within the Mineral Prospect for the purpose of eliminating interior gaps, and Lessor agrees to execute promptly any documents necessary for that purpose. If the location of any of such mining claims was, for any reason, defective, Lessee shall have the right but shall not be required to relocate such defective mining claim or claims in the name of Lessor for the purpose of curing such defect.

10.                    Liens. Lessee shall pay in full for all labor performed upon or material furnished to the Mineral Prospect at the instance or request of Lessee and shall so keep the whole thereof free and clear from any and all liens of whatsoever nature created by Lessee. It is mutually agreed that concurrent with the execution of the Lease, Lessor and Lessee will execute and acknowledge a “Notice of Non-Responsibility for Labor or Materials Furnished Mineral Prospect” which Lessor shall file with the Eureka County Recorder in compliance with NRS 108.234. When the recorded copy of the “Notice of Non-Responsibility” has been received by Lessor, he shall furnished a copy of same to the Lessee which Lessee shall post and keep posted upon the Mineral Prospect during the term of this Lease.

11.                    Laws and Regulations - Indemnification of Lessor. Lessee shall at all times comply in all respects with all county, state and federal laws, ordinances and regulations relating to the Lessee’s actions under this Lease or upon or about the Mineral Prospect. Lessee shall provide Workmen’s Compensation Insurance and such other insurance to cover personnel and all of its operations upon the Mineral Prospect in the amount and form as may be required by law. Lessee shall indemnify and hold Lessor harmless of and from any and all claims, demands or liabilities arising out of or in connection with the operations or activities of Lessee hereunder. Lessee assumes full and sole responsibility for the operation and direction of the work, done under this Lease on the Mineral Prospect, and no employee or agent furnished by Lessee shall under any circumstance be deemed an employee of Lessor. Lessee shall provide Lessor with copies of all plans, maps and all other documents submitted in compliance with government regulations and all agreements with any government agency pertaining to the Mineral Prospect, including but not limited to

Notices of Intent to Operate, Plans of Operations, Environmental Impact Statements and all government agency communications received by Lessee which are related to such submissions or agreements, within thirty (30) days of sending to or receiving such materials from any government agency. In the event any government agency requires the filing of a bond to insure Lessee’s performance, Lessee agrees to provide such bond at its own cost and expense.

12.                    Taxes. Lessor agrees to send Lessee any notice or other advice of taxes due which is in the possession of Lessor so that the same is received by Lessee at least thirty (30) days before the tax in question is due and payable, provided Lessor receives such notice or advice in sufficient time to comply herewith. Lessee agrees to pay all taxes levied and assessed upon the Mineral Prospect, or any part thereof, including taxes levied and assessed on improvements placed upon the Mineral Prospect by Lessee during the continuance of this Lease, commencing with taxes for the year 1986, and to make payment thereof as required by the applicable state or federal statutes so that no default in taxes upon the Mineral Prospect shall occur, and to deliver to Lessor, within thirty (30) days after payment, copies of documents which show that tax payments have been timely made. Should Lessee be in possession under this Lease for only a portion of a year, the tax for that year shall be prorated between Lessor and Lessee, provided that Lessee shall pay all taxes on improvements and equipment which Lessee removes or intends to remove from the Mineral Prospect. All severance taxes and all net proceeds or other taxes that are now or hereafter levied or computed on the amount or value of Leased Substances produced and sold hereunder shall be apportioned between Lessor and Lessee. Lessor’s pro rata share thereof shall be measured by the Production Royalty percentage for the applicable Leased Substance upon which the tax is based, and the balance of such tax shall be paid by Lessee. If Lessor fails to pay its proportionate share of such taxes as set forth above, unless Lessor is contesting the same, Lessee may at its option pay Lessor’s proportionate share of taxes when due and may deduct all such sums from payments to be made to Lessor hereunder. Either Lessee or Lessor shall always have the right to contest in the courts or otherwise the validity or amount of any taxes or assessments which the respective party may be required to pay hereunder if it deems the same unlawful, unjust, unequal or excessive or to take such other steps or proceedings as it may deem necessary to secure a cancellation, reduction, readjustment or equalization thereof before it shall be required to pay the same.

13.                    Default. If Lessor considers that Lessee has not complied with any covenants, conditions or obligations hereunder, either express or implied, Lessor shall notify Lessee, in writing, setting out specifically in what respects it is claimed that Lessee has breached this Lease. The receipt of such notice by Lessee and the lapse of sixty (60) days thereafter without Lessee’s curing or commencing and diligently pursuing such action which is necessary to cure the alleged breaches shall be a default hereunder and Lessor may, at Lessor’s option, terminate this Lease. Neither the service of said notice nor the doing of any acts by Lessee aimed to cure all or any of the alleged breaches shall be deemed an admission or presumption that Lessee has failed to perform all of its obligations hereunder. If Lessee has not, within the sixty (60) day period, begun to cure such failure and thereafter does not diligently prosecute such action until such failure is cured and corrected, Lessor shall have the option to terminate this Lease absolutely.

If Lessee fails to make any of the payments due under Articles 3, 4 or 8 herein within thirty (30) days after Lessee’s receipt of notice of such failure from Lessor, this Lease shall terminate absolutely; provided, however, that any termination for whatever reason shall not excuse Lessee from any obligation incurred under the terms of this Lease prior to such termination.

In the event of termination under this Article 13, Lessee shall have the right to remove its property and equipment from the Mineral Prospect, as hereinafter provided.

14.                    Surrender. Subject only to the provisions of this Article 14 and the last two paragraphs of Article 8 hereof, Lessee may at any time or times surrender this Lease or any portion thereof by delivering or mailing a written notice of surrender to Lessor. Surrender shall not become effective until such date that Lessee has delivered or mailed the data listed in Article 17 to be furnished by Lessee to Lessor on termination of this Lease, and upon such delivery or mailing Lessee shall be relieved of all obligations, except unsatisfied prior obligations incurred hereunder, as to the portion so surrendered except that any partial surrender hereof shall in no manner affect the Advance Minimum Royalty payments to be made under Article 3 hereof, the Production Royalty payments to be made under Article 4 hereof, or the amount of work requirements of Article 5 hereof or the timely assessment work provisions of Article 8. It is mutually understood and agreed that Lessee shall comply with all governmental regulations, including but not limited to restoration and reclamation requirements, with respect to the Mineral Prospect or portion thereof which is to be surrendered, prior to surrender of this Lease in whole or in part. Lessee shall accept full responsibility for any government requirements directly related to Lessee’s work on the Mineral Prospect following execution of this Lease, and such responsibility shall survive any termination of this Lease. Within thirty (30) days after any such surrender, Lessee shall file a “Quit Claim Deed and Leasehold Release” with the Eureka County Recorder’s Office and shall provide Lessor with a record stamped copy of the filed document within thirty (30) days after Lessee’s receipt of the recorded document.

15.                    Removal of Improvements. Whenever this Lease shall be surrendered or terminated in whole or in part, for any reason whatsoever, Lessee shall deliver up the surrendered or terminated portion of the Mineral Prospect to Lessor in reasonably good condition and leave the premises in compliance with all applicable laws, rules, and regulations. Lessee shall, however, subject to any laws, rules or regulations which may be applicable at the time, have the right to remove any or all of the Improvements placed by it on or within the surrendered or terminated portion of the Mineral Prospect, but Lessee shall leave in place all track, pipe, timber, chutes and ladders without any warranty as to condition or fitness for use. Within a reasonable time after surrender or termination, Lessee shall assign to Lessor any water rights acquired or perfected by it during the term of this Lease which are situated on the Mineral Prospect, and any water rights which are situated off the Mineral Prospect but were acquired for the purpose of conducting work on the Mineral Prospect (excluding always any water rights which are situated on the “Rob” group of unpatented mining claims, more specifically described in Exhibit “B” attached hereto and incorporated herein, and any water rights which are situated off both the Mineral Prospect and the Rob group but were acquired for the purpose of conducting work on the Rob group). Lessee shall have the right to effect the removal of such Improvements, other than those specified above to be left in place, prior to such surrender or termination of this Lease or within one hundred twenty (120) days thereafter. Any Improvements not removed prior to expiration of said period of one hundred twenty (120) days following such surrender or termination of this Lease shall be deemed affixed to the surrendered or terminated portion of the Mineral Prospect and shall become and remain the property of Lessor. Upon surrender or termination, Lessor shall retain title to all stockpiles, dumps and tailings generated from mining and treating ore from the Mineral Prospect.

16.                    Books and Accounts. Lessee shall maintain on a current basis, and in accordance with generally accepted accounting principles consistently applied, complete and accurate records and books of account, covering all matters necessary to the proper computation of the Production Royalty described in Article 4 hereof. Said records and books of account may be kept either in the vicinity of the Mineral Prospect or elsewhere within the State of Nevada at Lessee’s option, and shall be open to inspection by Lessor or its authorized agents (at Lessor’s sole expense) at any reasonable time during normal business hours, provided such inspections do not unduly interfere with or hamper the managerial or accounting staffs of Lessee. Within sixty (60) days after the end of each calendar year during the term hereof. Lessee shall furnish to Lessor an unaudited “Year-End Statement” showing the amount of any Production Royalty paid to Lessor by Lessee during said year and the basis thereof. All statements so presented shall be conclusively presumed true and correct after the expiration of twelve (12) months from the date of such receipt by Lessor, unless within said twelve (12) month period Lessor takes written exception thereto, specifying with particularity the items excepted to and the grounds for such exception. Lessor shall be entitled to an annual independent audit of the matters covered by said statement, at Lessor’s sole expense, provided Leesor selects for such audit an accounting firm of recognized standing, at least one of whose members is a member of the American Institute of Certified Public Accountants.

17.                    Data - Inspection. Lessee shall furnish Lessor with copies of any agreement (including, but not limited to, haulage, milling, refining, extracting, and ore and concentrate purchase agreements), and any amendments thereto, which in any way relate to the processing, preparation for sale and the sale of Leased Substances produced from the Mineral Prospect, within thirty (30) days after executing such agreements or amendments. Lessee shall furnish Lessor with copies of all settlement sheets or statements which in any way relate to the sale or other disposition of Leased Substances produced from the Mineral Prospect within thirty (30) days after receiving such sheets or statements. Lessee shall furnish Lessor with full, true and accurate information in response to any reasonable request with respect to the condition of mine workings on the Mineral Prospect, or with respect to the general grade, quantity or quality of ores or minerals found in drilling or exposed in mining the Mineral Prospect or mined, processed or shipped by Lessee thereon or therefrom. Lessee shall keep full and accurate records of all operations conducted on the Mineral Prospect, including assays, drilling records, drill hole location maps and mine maps which shall be open to inspection by Lessor or Lessor’s agent (at Lessor’s sole expense) during regular business hours and upon reasonable notice, with the provision that copies of any of these materials shall on request be furnished to Lessor by Lessee at Lessor’s sole expense. Lessor, at Lessor’s sole risk and expense, shall have the right to enter upon and into all parts of the Mineral Prospect from time to time, and at all reasonable times and hours, for the purpose of inspecting or surveying the same, or taking reasonable samples of Leased Substances therefrom. If this Lease is terminated for any reason, Lessee shall, within thirty (30) days thereafter, furnish Lessor with all exploration data generated by Lessee in its exploration of the Mineral Prospect including, but not limited to, legible copies of drilling logs, assay results, survey information, maps and cross-sections including geologic interpretive data and including reproducible mylars or sepias which may have been prepared by Lessee. Lessor shall not disclose during the term of this Lease, without the prior written consent of Lessee, any information furnished to or made available to Lessor regarding any portion of the Mineral Prospect while such portion is subject to the terms of this Lease. Lessor shall indemnify and save Lessee harmless from any action resulting from Lessor’s or any other person’s reliance thereon of the non-accounting data provided by Lessee.

18.                    Commingling. Lessor understands and acknowledges that Lessee is conducting mining and heap leaching operations on adjacent and nearby properties. Lessee agrees that it shall not commingle Leased Substances with ores from other properties without Lessor’s prior written consent.

19.                    Notices. Unless otherwise herein provided, notices hereunder shall be deemed sufficiently given or made when deposited in the United States mail, postage prepaid, registered or certified, return receipt requested, and addressed as follows:

TO LESSOR:	Mr. Lyle P. Campbell
P. O. Box 7377
Reno, Nevada 89510

and

Mr. and Mrs. Julian E. Simpson
P.O. Box 266
Kihei, Maui, Hawaii 96753

TO LESSEE:	Tonkin Springs Gold Mining Co.
Attention: William W. Reid
1600 Hudson’s Bay Centre
1600 Stout Street
Denver, CO 80202

or such other person or address as either party may designate by proper written notice.

20.                    Force Majeure. Except for the payments and the time requirements with respect thereto set forth in Articles 3, 4, 5, 6 and 8 hereof, whenever the time for performance of any act hereunder is limited and the performance thereof is hindered, prevented or delayed by any factor or circumstance beyond the reasonable control of Lessee and which Lessee could not have avoided by the use of due diligence, such as acts of God, fire, floods, strike or labor troubles, breakage of machinery, inability to obtain necessary materials, supplies or labor, interruptions in delivery or transportation, shortage of  railroad cars, insurrections or mob violence, regulations,  orders or requirements of the government, embargoes, war or  other disabling causes, whether similar or different, then the  time for the performance of any such act or obligation shall be extended for a period equal to the extent of such delay. Lessee shall immediately notify Lessor in writing of the existence of a force majeure, and Lessee shall use due diligence to remove the force majeure and shall promptly notify Lessor when the declaration of force majeure is terminated. It is expressly understood and agreed that litigation in which Lessee is a party shall not constitute a condition of force majeure hereunder unless such litigation includes the United States of America as a party or involves either the validity of the unpatented mining claims included within the Mineral Prospect or the validity of Lessor’s record or possessory title thereto, or unless such litigation is necessary in order for Lessee to establish a right of access across lands owned or controlled by a third party or entity for the purpose of reaching the Mineral Prospect or for the purpose of conducting operations thereon.

21.                    Assignment; Sublease. Lessee may assign or sublease its interest in this Lease or enter into a joint operating agreement with any other person or entity without the consent of Lessor, provided, such assignment, sublease or joint operating agreement shall be null and void unless Lessee provides Lessor with a bona fide copy of the executed instrument and any exhibits, attachments, amendments or modifications thereto within thirty (30) days after its or their execution, and further provided, that such assignment or sublease shall not relieve Lessee of any of its obligations hereunder unless such assignee, sublessee or joint operator shall agree in writing to be bound by all of the terms and conditions of this Lease, including without limitation this Article 21. Lessee shall incorporate this Article 21 into the instrument of assignment, sublease or joint operating agreement, and any and all subsequent assignments, subleases or joint venture agreements shall also be subject to this Article 21.

22.                    Governing Law. This Lease shall be governed by the laws of the State of Nevada, unless the laws of the United States apply  Should any section or provision of this Lease be declared void or unenforceable, such declaration shall affect only that portion of this Lease so held void and unenforceable, and insofar as possible, all other sections, terms, covenants and conditions of this Lease shall remain in full force and effect.

23.                    Press Releases by Lessee. If Lessee issues a press release or other form of publicity, Lyle F. Campbell’s name shall not be used unless he gives his prior written consent to Lessee.

24.                    Titles of Articles. The titles to the Articles hereof have been inserted for convenience only. Such titles are not to be considered as limiting or expanding or modifying in any other fashion the language of the Article following the same. Where necessary to give force and effect to the provisions hereof, the singular shall include the plural and the neuter shall include the masculine and/or the feminine, as appropriate.

25.                    Attorneys’ Fees. The prevailing party in any litigation between the parties hereto concerning this Lease shall be paid its reasonable attorneys fees and court costs by the other party.

26.                    No Waiver. No waiver by either party of any right herein shall be construed to constitute a waiver of such right or any other right in this Lease.

27.                    Modification. This Lease may not be modified, amended, supplemented, or otherwise altered in any way except by written instrument executed by Lessor and Lessee.

28.                    Recordation. Neither of the parties shall record this Lease, but either of the parties may record a mutually acceptable memorandum hereof which has been executed by both of the parties.

29.                    Further Assurances. The parties agree to execute and deliver such other or further formal documents or instruments (in proper and recordable form) as may be reasonably necessary in order to give full effect to the provisions of this Lease.

30.                    Sole Agreement. This Lease contains and sets forth the entire agreement between the parties concerning the Mineral Prospect. Any prior agreements between the parties with respect to the subject matter hereof are mutually rescinded, replaced, and superseded hereby.

31.                    Counterparts. This Lease may be executed concurrently in any number of counterparts, each of which (when executed) shall be deemed to be an original, but such counterparts shall together constitute but one and the same document. In proving this Lease, it shall not be necessary to produce or to account for more than one such counterpart.

32.                    New Mining Claims. It is acknowledged by Lessor that Lessee is the holder of a Mining Lease, dated January 5, 1985, from Precambrian Exploration, Inc. (the “Precambrian Lease”) on the “Rob” group of unpatented mining claims which are more specifically described in Exhibit “B” to this Lease, and that Lessor does not have any right, title, or interest whatsoever in or to such mining claims. Anything to the contrary in this Article 32 notwithstanding, the provisions of this Article 32 shall have no application whatsoever to the mining claims described in Exhibit “B” to this Lease or to any other lands that become included in the Precambrian Lease by operation of the Area of Interest provisions in Article VIII of the Precambrian Lease.

Either of the parties hereto shall have the right at any time after the effective date hereof to locate new mining claims in the vicinity of the Mineral Prospect; provided, however, if any such new mining claim so located is included within the Boundary Area of the Mineral Prospect (which Boundary Area consists of all land which is not described in Exhibit “B” to this Lease but which is within one and one-half miles of any point on the exterior boundary of the Mineral Prospect), the rights of the parties with respect to such new mining claim shall be as follows:

A.                    If such new mining claim is located by Lessee, Exhibit “A” hereto shall be modified and amended to include the same, and Lessee shall assign such claim, without warranty, express or implied, to Lessor within sixty (60) days after recording such claim with the Bureau of Land Management.

B.                      If such new mining claim is located by Lessor, than Lessor shall, within thirty (30) days after recording the same, give Lessee written notice thereof setting forth the description of such new mining claim and the facts upon which Lessor bases its conclusions that Leased Substances might exist therein. Within forty-five (45) days after its receipt of any such notice, Lessee shall have the right to make such new mining claim subject to all of the terms and provisions of this Lease by giving Lessor written notice of Lessee’s decision to do so. If Lessee fails to give Lessor such notice within the forty-five (45) day period required by this Article 32, Lessor shall then hold such new mining claim free and clear of the terms and provisions of this Lease.

It is expressly understood and agreed that the terms and provisions of this Article 32 shall not apply to mining claims or other properties which are acquired by either Lessor or Lessee through any means other than entry, appropriation, and location thereof under the mining laws of the United States and/or the State of Nevada. Any modification or amendment to Exhibit “A” hereto as above provided shall not serve in any manner to extend the Boundary Area.

33.                    Boundary Agreement. It is acknowledged by Lessor and Lessee that the Mineral Prospect is adjacent to the Rob group of unpatented mining claims, which are subject to the Precambrian Lease and which are described in Exhibit “B” hereto, and that Lessor and Lessee have agreed and hereby agree upon the metes and bounds description of the boundary line between these two groups of mining claims, as agreed upon in the Agreement dated January 6, 1984 and signed by Lyle F. Campbell and the authorized officers of Precambrian Exploration, Inc., a copy of which is attached hereto and incorporated herein as Exhibit “C”.

34.                    Binding Effect. Subject to the provisions of Article 21, this Lease shall extend to and be binding upon and every benefit hereof shall inure to the parties hereto, their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have duly executed this Lease effective as of the day and year first above written.

LESSEE
TONKIN SPRINGS GOLD MINING COMPANY
By:	/s/ David Reid
Vice President

ATTEST:
/s/ David Reid
Secretary

LESSORS
/s/ Lyle F. Campbell
Lyle F. Campbell

/s/ Julian E. Simpson
Julian E. Simpson

/s/ Jean C. Simpson
Jean C. Simpson

STATE OF Colorado	)
	)	SS.
COUNTY OF Denver	)

The foregoing instrument was acknowledged before me this 13th day of January, 1986 by David Reid as Vice President and David Reid as Secretary of Tonkin Springs Gold Mining Company, a Colorado Corporation.

Witness my hand and official seal.

My commission expires May 12, 1987

/s/ [ILLEGIBLE]
Notary Public
[ILLEGIBLE]
Littleton, CO
80123

STATE OF Nevada	)
	)	SS.
COUNTY OF Washoe	)

The foregoing instrument was acknowledged before me this 9 day of January, 1986 by Lyle F. Campbell. a single man.

Witness my hand and official seal.

My commission expires March 26, 1988.

(SEAL)	[ILLEGIBLE] Notary Public – State of Nevada Appointment Recorded in Washoe County MY APPOINTMENT EXPIRES [ILLEGIBLE]	/s/ Cynthia L O'Kelly
Notary Public

STATE OF Hawaii	)
	)	SS.
COUNTY OF Maui	)

The foregoing instrument was acknowledged before me this 3rd day of February, 1986 by Julian E. Simpson and Jean C. Simpson, husband and wife.

Witness my hand and official seal.

My commission expires 9/1/87

/s/ [ILLEGIBLE]
Notary Public

The foregoing lease is executed contingent upon an amendment to the lease redrafting Article 32 and clarifying the areas of influence to be assigned to Precambrian and Campbell and Simpson. Failure to produce an amendment which explicitly clarifies the problem of new mining claims in the areas of Precambrian as set out in lease dated January 5, 1985 and of Campbell and Simpson as set out in the foregoing lease within thirty (30) days shall render this lease null and void.

Tonkin Springs Area of
Lyle Campbell	Interest - Exhibit “A”

	Date of	County Records			BLM Records
Claim Name	Location	Doc. No.	Book	Page	Date	NMC No.

TSG #1	02-22-86	102292	143	357	04-24-86	365046
TSG #2	02-22-86	102293	143	358	04-24-86	365047
TSG #3	02-22-86	102294	143	359	04-24-86	365048
TSG #4	02-22-86	102295	143	360	04-24-86	365049
TSG #5	02-22-86	102296	143	361	04-24-86	365050
TSG #6	02-22-86	102297	143	362	04-24-86	365051
TSG #20	02-25-86	102306	143	371	04-24-86	365060
TSG #21	02-25-86	102307	143	372	04-24-86	365061
TSG #22	02-25-86	102308	143	373	04-24-86	365062
TSG #23	02-25-86	102309	143	374	04-24-86	365063
TSG #24	02-25-86	102310	143	375	04-24-86	365064
TSG #25	02-25-86	102311	143	376	04-24-86	365065
TSG #26	02-25-86	102312	143	377	04-24-86	365066
TSG #27	02-25-86	102313	143	378	04-24-86	365067
TSG #28	02-25-86	102314	143	379	04-24-86	365068
TSG #29	02-25-86	102315	143	380	04-24-86	365069
TSG #30	02-25-86	102316	143	381	04-24-86	365070
TSG #31	02-25-86	102317	143	382	04-24-86	365071
TSG #32	02-25-86	102318	143	383	04-24-86	365072
TSG #33	02-25-86	102319	143	384	04-24-86	365073
TSG #34	02-25-86	102320	143	385	04-24-86	365074
TSG #35	02-25-86	102321	143	386	04-24-86	365075
TSG #50	03-09-86	102336	143	401	04-24-86	365090
TSG #51	03-09-86	102337	143	402	04-24-86	365091
TSG #52	03-09-86	102338	143	403	04-24-86	365092
TSG #57	03-09-86	102343	143	408	04-24-86	365097
TSG #58	03-09-86	102344	143	409	04-24-86	365098
TSG #59	03-09-86	102345	143	410	04-24-86	365099
TSG #60	03-09-86	102346	143	411	04-24-86	365100
TSG #61	03-09-86	102347	143	412	04-24-86	365101
TSG #62	03-09-86	102348	143	413	04-24-86	365102
TSG #63	03-09-86	102349	143	414	04-24-86	365103
TSG #64	03-09-86	102350	143	415	04-24-86	365104
TSG #65	03-09-86	102351	143	416	04-24-86	365105
TSG #72	03-10-86	102358	143	423	04-24-86	365112
TSG #73	03-10-86	102359	143	424	04-24-86	365113
TSG #74	03-10-86	102360	143	425	04-24-86	365114
TSG #75	03-10-86	102361	143	426	04-24-86	365115
TSG #76	03-10-86	102362	143	427	04-24-86	365116
TSG #77	03-10-86	102363	143	428	04-24-86	365117
TSG #78	03-10-86	102364	143	429	04-24-86	365118
TSG #79	03-10-86	102365	143	430	04-24-86	365119
TSG #80	03-10-86	102366	143	431	04-24-86	365120
TSG #87	03-12-86	102373	143	438	04-24-86	365127
TSG #88	03-12-86	102374	143	439	04-24-86	365128
TSG #89	03-12-86	102375	143	440	04-24-86	365129
TSG #90	03-12-86	102376	143	441	04-24-86	365130
TSG #91	03-12-86	102377	143	442	04-24-86	365131
TSG #92	03-12-86	102378	143	443	04-24-86	365132
TSG #93	03-12-86	102379	143	444	04-24-86	365133
TSG #94	03-12-86	102380	143	445	04-24-86	365134
TSG #95	03-12-86	102381	143	446	04-24-86	365135
TSG #104	03-13-86	102390	143	455	04-24-86	365144
TSG #105	03-13-86	102391	143	456	04-24-86	365145
TSG #106	03-13-86	102392	143	457	04-24-86	365146

TSG #107	03-13-86	102393	143	458	04-24-86	365147
TSG #108	03-13-86	102394	143	459	04-24-86	365148
TSG #109	03-13-86	102395	143	460	04-24-86	365149
TSG #110	03-13-86	102396	143	461	04-24-86	365150
TSG #111	03-13-86	102397	143	462	04-24-86	365151
TSG #112	03-13-86	102398	143	463	04-24-86	365152
TSG #120	03-15-86	102406	143	471	04-24-86	365160
TSG #121	03-16-86	102407	143	472	04-24-86	365161
TSG #122	03-16-86	102408	143	473	04-24-86	365162
TSG #123	03-16-86	102409	143	474	04-24-86	365163
TSG #124	03-16-86	102410	143	475	04-24-86	365164
TSG #125	03-16-86	102411	143	476	04-24-86	365165
TSG #126	03-16-86	102412	143	477	04-24-86	365166
TSG #127	03-16-86	102413	143	478	04-24-86	365167
TSG #128	03-16-86	102414	143	479	04-24-86	365168
TSG #129	03-16-86	102415	143	480	04-24-86	365169
TSG #135	03-16-86	102421	143	486	04-24-86	365175
TSG #136	03-16-86	102422	143	487	04-24-86	365176
TSG #137	03-16-86	102423	143	488	04-24-86	365177
TSG #138	03-20-86	102424	143	489	04-24-86	365178
TSG #139	03-20-86	102425	143	490	04-24-86	365179
TSG #140	03-20-86	102426	143	491	04-24-86	365180
TSG #141	03-20-86	102427	143	492	04-24-86	365181
TSG #142	03-20-86	102428	143	493	04-24-86	365182
TSG #143	03-20-86	102429	143	494	04-24-86	365183
TSG #144	03-20-86	102430	143	495	04-24-86	365184
TSG #145	03-20-86	102431	143	496	04-24-86	365185
TSG #146	03-20-86	102432	143	497	04-24-86	365186
TSG #147	03-20-86	102433	143	498	04-24-86	365187
TSG #148	03-20-86	102434	143	499	04-24-86	365188
TSG #149	03-20-86	102435	143	500	04-24-86	365189
TSG #150	03-20-86	102436	143	501	04-24-86	365190
TSG #151	03-20-86	102437	143	502	04-24-86	365191
TSG #152	03-20-86	102438	143	503	04-24-86	365192
TSG #156	03-22-86	102442	143	507	04-24-86	365196
TSG #157	03-22-86	102443	143	508	04-24-86	365197
TSG #158	03-22-86	102444	143	509	04-24-86	365198
TSG #159	03-22-86	102445	143	510	04-24-86	365199
TSG #163	03-22-86	102449	143	514	04-24-86	365203
TSG #164	03-22-86	102450	143	515	04-24-86	365204
TSG #165	03-22-86	102451	143	516	04-24-86	365205
TSG #166	03-22-86	102452	143	517	04-24-86	365206

TONKIN MINERAL LEASE — JANUARY 1, 1986
EXHIBIT A

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

Pat- 1	06/25/66	42613	12	132-33					09/10/79	N MC-89478
Pat- 2	06/25/66	42614	12	134-35					09/10/79	N MC-89479
Pat- 3	06/25/66	42615	12	136-37					09/10/79	N MC-89480
Pat- 4	06/25/66	42616	12	138-39					09/10/79	N MC-89481
Pat- 5	06/25/66	42617	12	140-41					09/10/79	N MC-89482
Pat- 6	06/25/66	42618	12	142-43					09/10/79	N MC-89483
Pat- 7	06/25/66	42619	12	144-45					09/10/79	N MC-89484
Pat- 8	06/25/66	42620	12	146-47					09/10/79	N MC-89485
Pat- 9	06/25/66	42621	12	148-49					09/10/79	N MC-89486
Pat-10	06/25/66	42622	12	150-51					09/10/79	N MC-89487
Pat-11	07/25/66	42623	12	152-53					09/10/79	N MC-89488
Pat-12	07/25/66	42624	12	154-55					09/10/79	N MC-89489
Pat-13	07/25/66	42625	12	156-57					09/10/79	N MC-89490
Pat-14	07/25/66	42626	12	158-59					09/10/79	N MC-89491
Pat-15	07/25/66	42627	12	160-61					09/10/79	N MC-89492
Pat-16	07/25/66	42628	12	162-63					09/10/79	N MC-89493
N-39	09/19/69	51730	33	398					09/10/79	N MC-89494
N-40	09/19/69	51731	33	399					09/10/79	N MC-89495
N-41	09/19/69	51732	33	400					09/10/79	N MC-89496
N-30	10/12/66	43440	14	141			14	475	09/10/79	N MC-89497
N-51	10/12/66	43440	14	141			14	479	09/10/79	N MC-89498
N-52	10/12/66	43440	14	141			14	483	09/10/79	N MC-89499
N-53	10/12/66	43440	14	141			14	487	09/10/79	N MC-89500
O-27	10/11/69	51733	33	401					09/10/79	N MC-89501
O-28	10/11/69	51734	33	402					09/10/79	N MC-89502
O-29	10/11/69	51735	33	403					09/10/79	N MC-89503
O-30	10/11/69	51736	33	404					09/10/79	N MC-89504
O-31	10/11/69	51737	33	405					09/10/79	N MC-89505
O-32	10/11/69	51738	33	406					09/10/79	N MC-89506
O-33	10/11/69	51739	33	407					09/10/79	N MC-89507

1

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

O-34	10/11/69	51740	33	408					09/10/79	N MC-89508
O-35	10/11/69	51741	33	409					09/10/79	N MC-89509
O-39	09/19/69	51742	33	410					09/10/79	N MC-89510
O-40	09/19/69	51743	33	411					09/10/79	N MC-89511
O-41	09/19/69	51744	33	412					09/10/79	N MC-89512
O-50	10/12/66	43440	14	141			14	535	09/10/79	N MC-89513
O-51	10/12/66	43440	14	141			14	539	09/10/79	N MC-89514
O-52	10/12/66	43440	14	141			14	543	09/10/79	N MC-89515
O-53	10/12/66	43440	14	141			14	547	09/10/79	N MC-89516
P-27	09/19/69	51745	33	413					09/10/79	N MC-89517
P-28	09/19/69	51746	33	414					09/10/79	N MC-89518
P-29	09/19/69	51747	33	415					09/10/79	N MC-89519
P-30	09/19/69	51748	33	416					09/10/79	N MC-89520
P-31	09/17/69	51749	33	417					09/10/79	N MC-89521
P-32	09/17/69	51750	33	418					09/10/79	N MC-89522
P-33	09/17/69	51751	33	419					09/10/79	N MC-89523
P-34	09/17/69	51752	33	420					09/10/79	N MC-89524
P-35	09/01/69	51753	33	421					09/10/79	N MC-89525
P-36	09/01/69	51754	33	422					09/10/79	N MC-89526
P-37	09/01/69	51755	33	423					09/10/79	N MC-89527
P-38	09/01/69	51756	33	424					09/10/79	N MC-89528
P-39	09/01/69	51757	33	425					09/10/79	N MC-89529
P-40	09/01/69	51758	33	426					09/10/79	N MC-89530
P-41	10/11/66	43438	14	137			14	595	09/10/79	N MC-89531
P-42	10/11/66	43438	14	137			14	598	09/10/79	N MC-89532
P-43	10/11/66	43438	14	137			15	001	09/10/79	N MC-89533
P-44	10/11/66	43438	14	137			15	004	09/10/79	N MC-89534
P-45	10/11/66	43438	14	137			15	009	09/10/79	N MC-89535
P-46	10/11/66	43438	14	137			15	013	09/10/79	N MC-89536
P-47	09/19/69	51759	33	427					09/10/79	N MC-89537

2

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

P-48	09/19/69	51760	33	428					09/10/79	N MC - 89538
P-49	09/19/69	51761	33	429					09/10/79	N MC - 89539
Q-27	09/19/69	51762	33	430					09/10/79	N MC - 89540
Q-34	09/17/69	51769	33	437					09/10/79	N MC - 89541
Q-35	09/01/69	51770	33	438					09/10/79	N MC - 89542
Q-36	09/01/69	51771	33	439					09/10/79	N MC - 89543
Q-37	09/01/69	51772	33	440					09/10/79	N MC - 89544
Q-38	09/01/69	51773	33	441					09/10/79	N MC - 89545
Q-39	09/01/69	51774	33	442					09/10/79	N MC - 89546
Q-40	09/01/69	51775	33	443					09/10/79	N MC - 89547
Q-41	10/11/66	43438	14	137			15	089	09/10/79	N MC - 89548
Q-42	10/11/66	43438	14	137			15	093	09/10/79	N MC - 89549
Q-43	10/11/66	43438	14	137			15	097	09/10/79	N MC - 89550
Q-44	10/11/66	43439	14	139			15	101	09/10/79	N MC - 89551
Q-45	10/11/66	43439	14	139			15	105	09/10/79	N MC - 89552
Q-46	10/11/66	43439	14	139			15	109	09/10/79	N MC - 89553
Q-47	09/19/69	51776	33	444					09/10/79	N MC - 89554
Q-48	09/19/69	51777	33	445					09/10/79	N MC - 89555
Q-49	09/19/69	51778	33	446					09/10/79	N MC - 89556
R-41	09/01/69	51779	33	447					09/10/79	N MC - 89557
R-42	09/01/69	51780	33	448					09/10/79	N MC - 89558
R-43	09/01/69	51781	33	449					09/10/79	N MC - 89559
R-44	09/01/69	51782	33	450					09/10/79	N MC - 89560
R-45	09/01/69	51783	33	451					09/10/79	N MC - 89561
R-46	09/01/69	51784	33	452					09/10/79	N MC - 89562
R-47	09/01/69	51785	33	453					09/10/79	N MC - 89563
R-48	09/01/69	51786	33	454					09/10/79	N MC - 89564
R-49	09/01/69	51787	33	455					09/10/79	N MC - 89565
S-41	09/01/69	51788	33	456					09/10/79	N MC - 89566
S-42	09/01/69	51789	33	457					09/10/79	N MC - 89567

3

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

S-43	09/01/69	51790	33	458					09/10/79	N MC-89568
S-44	09/01/69	51791	33	459					09/10/79	N MC-89569
S-45	09/01/69	51792	33	460					09/10/79	N MC-89570
S-46	09/01/69	51793	33	461					09/10/79	N MC-89571
S-47	09/01/69	51794	33	462					09/10/79	N MC-89572
S-48	09/01/69	51795	33	463					09/10/79	N MC-89573
S-49	09/01/69	51796	33	464					09/10/79	N MC-89574
Summer # 1	09/02/78	66779	67	91					11/30/78	N MC-37116
Summer # 2	09/02/78	66780	67	92					11/30/78	N MC-37117
Summer # 3	09/02/78	66781	67	93					11/30/78	N MC-40558
Summer # 4	09/02/78	66782	67	94					11/30/78	N MC-40559
Summer # 5	09/02/78	66783	67	95					11/30/78	N MC-40560
Summer # 6	09/02/78	66784	67	96					11/30/78	N MC-40561
Summer # 7	09/02/78	66785	67	97					11/30/78	N MC-40562
Summer # 8	09/02/78	66786	67	98					11/30/78	N MC-40563
Summer # 9	09/02/78	66787	67	99					11/30/78	N MC-40564
Summer #10	09/02/78	66788	67	100					11/30/78	N MC-40565
Summer #12	09/02/78	66789	67	101					11/30/78	N MC-40566
Summer #13	09/02/78	66790	67	102					11/30/78	N MC-40567
Summer #14	09/02/78	66791	67	103					11/30/78	N MC-40568
Summer #15	09/02/78	66792	67	104					11/30/78	N MC-40569
Summer #16	09/02/78	66793	67	105					11/30/78	N MC-40570
Summer #17	09/02/78	66794	67	106					11/30/78	N MC-40571
Summer #18	09/02/78	66795	67	107					11/30/78	N MC-40572
T-43	12/24/78	67772	69	91					03/02/79	N MC-51841
T-44	12/24/78	67773	69	92					03/02/79	N MC-51842
T-45	12/24/78	67774	69	93					03/02/79	N MC-51843
T-46	12/24/78	67775	69	94					03/02/79	N MC-51844
U-35	12/28/78	67776	69	95					03/02/79	N MC-51845
U-36	12/23/78	67777	69	96					03/02/79	N MC-51846

4

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

U-37	12/23/78	67778	69	97					03/02/79	N MC-51847
U-38	12/23/78	67779	69	98					03/02/79	N MC-51848
U-39	12/23/78	67780	69	99					03/02/79	N MC-51849
U-40	12/23/78	67781	69	100					03/02/79	N MC-51850
U-41	12/24/78	67782	69	101					03/02/79	N MC-51851
U-42	12/24/78	67783	69	102					03/02/79	N MC-51852
U-43	12/24/78	67784	69	103					03/02/79	N MC-51853
U-44	12/24/78	67785	69	104					03/02/79	N MC-51854
U-45	12/24/78	67786	69	105					03/02/79	N MC-51855
U-46	12/24/78	67787	69	106					03/02/79	N MC-51856
V-36	12/26/78	67788	69	107					03/02/79	N MC-51857
V-37	12/26/78	67789	69	108					03/02/79	N MC-51858
V-38	12/23/78	67790	69	109					03/02/79	N MC-51859
V-39	12/23/78	67791	69	110					03/02/79	N MC-51860
V-40	12/23/78	67792	69	111					03/02/79	N MC-51861
V-41	12/24/78	67793	69	112					03/02/79	N MC-51862
V-42	12/24/78	67794	69	113					03/02/79	N MC-51863
V-43	12/24/78	66795	69	114					03/02/79	N MC-51864
V-44	12/24/78	67796	69	115					03/02/79	N MC-51865
V-45	12/24/78	67797	69	116					03/02/79	N MC-51866
V-46	12/24/78	67798	69	117					03/02/79	N MC-51867
W-36	12/26/78	67799	69	118					03/02/79	N MC-51868
W-37	12/26/78	67800	69	119					03/02/79	N MC-51869
W-38	12/23/78	67801	69	120					03/02/79	N MC-51870
W-39	12/23/78	67802	69	121					03/02/79	N MC-51871
W-40	12/23/78	67803	69	122					03/02/79	N MC-51872
W-41	12/24/78	67804	69	123					03/02/79	N MC-51873
W-42	12/27/78	67805	69	124					03/02/79	N MC-51874
W-43	12/24/78	67806	69	125					03/02/79	N MC-51875
W-44	12/24/78	67807	69	126					03/02/79	N MC-51876

5

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

W-45	12/24/78	67808	69	127					03/02/79	N MC-51877
W-46	12/24/78	67809	69	128					03/02/79	N MC-51878

6

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

X-70	11/12/78		68	404					01/30/79	N MC-48938
X-71	11/23/78		68	405					01/30/79	N MC-48939
X-72	11/12/78		68	406					01/30/79	N MC-48940
X-73	11/23/78		68	407					01/30/79	N MC-48941
X-74	11/23/78		68	408					01/30/79	N MC-48942
X-75	11/12/78		68	409					01/30/79	N MC-48943
X-76	11/23/78		68	410					01/30/79	N MC-48944
X-77	11/23/78		68	411					01/30/79	N MC-48945
X-78	11/12/78		68	412					01/30/79	N MC-48946
X-79	11/16/78		68	413					01/30/79	N MC-48947
X-80	11/16/78		68	414					01/30/79	N MC-48948
X-81	11/23/78		68	415					01/30/79	N MC-48949
X-82	11/23/78		68	416					01/30/79	N MC-48950
X-83	11/23/78		68	417					01/30/79	N MC-48951
X-84	11/16/78		68	418					01/30/79	N MC-48952
X-85	11/16/78		68	419					01/30/79	N MC-48953
X-86	11/16/78		68	420					01/30/79	N MC-48954
X-87	11/16/78		68	421					01/30/79	N MC-48955
X-88	11/16/78		68	422					01/30/79	N MC-48956
X-89	11/16/78		68	423					01/30/79	N MC-48957
X-90	11/16/78		68	424					01/30/79	N MC-48958
X-91	11/16/78		68	425					01/30/79	N MC-48959
X-94	11/14/78		68	426					01/30/79	N MC-48960
X-95	11/14/78		68	427					01/30/79	N MC-48961
X-96	11/16/78		68	428					01/30/79	N MC-48962
X-97	11/16/78		68	429					01/30/79	N MC-48963
X-98	11/12/78		68	430					01/30/79	N MC-48964
X-101	11/14/78		68	431					01/30/79	N MC-48965
X-102	11/14/78		68	432					01/30/79	N MC-48966
X-103	11/16/78		68	433					01/30/79	N MC-48967

7

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

X-104	11/16/78		68	434					01/30/79	N MC-48968
X-105	11/12/78		68	435					01/30/79	N MC-48969
X-108	11/14/78		68	436					01/30/79	N MC-48970
X-109	11/14/78		68	437					01/30/79	N MC-48971
X-110	11/16/78		68	438					01/30/79	N MC-48972
X-111	11/16/78		68	439					01/30/79	N MC-48973
X-114	11/14/78		68	440					01/30/79	N MC-48974
X-115	11/14/78		68	441					01/30/79	N MC-48975
X-116	11/16/78		68	442					01/30/79	N MC-48976
X-117	11/16/78		68	443					01/30/79	N MC-48977
X-120	11/14/78		68	444					01/30/79	N MC-48978
X-121	11/14/78		68	445					01/30/79	N MC-48979
X-122	11/16/78		68	446					01/30/79	N MC-48980
X-123	11/16/78		68	447					01/30/79	N MC-48981
X-126	11/14/78		68	448					01/30/79	N MC-48982
X-127	11/14/78		68	449					01/30/79	N MC-48983
X-128	11/16/78		68	450					01/30/79	N MC-48984
X-129	11/16/78		68	451					01/30/79	N MC-48985
X-132	11/15/78		68	452					01/30/79	N MC-48986
X-133	11/15/78		68	453					01/30/79	N MC-48987
X-134	11/16/78		68	454					01/30/79	N MC-48988
X-135	11/16/78		68	455					01/30/79	N MC-48989
X-137	11/28/78		68	456					01/30/79	N MC-48990
X-138	11/28/78		68	457					01/30/79	N MC-48991
X-139	11/15/78		68	458					01/30/79	N MC-48992
X-140	11/15/78		68	459					01/30/79	N MC-48993
X-141	11/16/78		68	460					01/30/79	N MC-48994
X-143	11/28/78		68	461					01/30/79	N MC-48995
X-144	11/28/78		68	462					01/30/79	N MC-48996
X-145	11/15/78		68	463					01/30/79	N MC-48997

8

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

X-146	11/15/78		68	464					01/30/79	N MC-48998
X-147	11/16/78		68	465					01/30/79	N MC-48999
X-149	11/28/78		68	466					01/30/79	N MC-49000
X-150	11/28/78		68	467					01/30/79	N MC-49001
X-151	11/15/78		68	468					01/30/79	N MC-49002
X-152	11/15/78		68	469					01/30/79	N MC-49003
X-153	11/16/78		68	470					01/30/79	N MC-49004
X-155	11/27/78		68	471					01/30/79	N MC-49005
X-156	11/27/78		68	472					01/30/79	N MC-49006
X-157	11/15/78		68	473					01/30/79	N MC-49007
X-158	11/15/78		68	474					01/30/79	N MC-49008
X-161	11/27/78		68	475					01/30/79	N MC-49009
X-162	11/27/78		68	476					01/30/79	N MC-49010
X-163	11/15/78		68	477					01/30/79	N MC-49011
X-164	11/15/78		68	478					01/30/79	N MC-49012
X-167	11/27/78		68	479					01/30/79	N MC-49013
X-168	11/27/78		68	480					01/30/79	N MC-49014
X-169	11/15/78		68	481					01/30/79	N MC-49015
X-170	11/15/78		68	482					01/30/79	N MC-49016
X-173	11/27/78		68	483					01/30/79	N MC-49017
X-174	11/27/78		68	484					01/30/79	N MC-49018
X-175	11/21/78		68	485					01/30/79	N MC-49019
X-178	11/27/78		68	486					01/30/79	N MC-49020
X-179	11/27/78		68	487					01/30/79	N MC-49021
X-180	11/21/78		68	488					01/30/79	N MC-49022
X-183	11/27/78		68	489					01/30/79	N MC-49023
X-184	11/27/78		68	490					01/30/79	N MC-49024
X-185	11/21/78		68	491					01/30/79	N MC-49025

9

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

X - # 92	05/01/79		71	178					07/09/79	N MC-72907
X - # 93	05/01/79		71	179					07/09/79	N MC-72908
X - # 99	05/01/79		71	180					07/09/79	N MC-72909
X - # 100	05/01/79		71	181					07/09/79	N MC-72910
X - # 106	05/01/79		71	182					07/09/79	N MC-72911
X - # 107	05/01/79		71	183					07/09/79	N MC-72912
X - # 112	05/01/79		71	184					07/09/79	N MC-72913
X - # 113	05/01/79		71	185					07/09/79	N MC-72914
X - # 118	05/01/79		71	186					07/09/79	N MC-72915
X - # 119	05/01/79		71	187					07/09/79	N MC-72916
X - # 124	05/01/79		71	188					07/09/79	N MC-72917
X - # 125	05/01/79		71	189					07/09/79	N MC-72918
X - # 130	05/01/79		71	190					07/09/79	N MC-72919
X - # 131	05/01/79		71	191					07/09/79	N MC-72920

10

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

FET No. 1	07/14/80	74725	83	315					09/02/80	N MC-163995
FET No. 2	07/14/80	74726	83	316					09/02/80	N MC-163996
FET No. 3	07/14/80	74727	83	317					09/02/80	N MC-163997
S #101	03/15/81		94	353					05/04/81	N MC-193660
S #102	03/15/81		94	354					05/04/81	N MC-193661
S #103	03/15/81		94	355					05/04/81	N MC-193662
S #104	03/15/81		94	356					05/04/81	N MC-193663
S #105	03/15/81		94	357					05/04/81	N MC-193664
S #106	03/15/81		94	358					05/04/81	N MC-193665
S #107	03/15/81		94	359					05/04/81	N MC-193666
S #108	03/15/81		94	360					05/04/81	N MC-193667
S #109	03/15/81		94	361					05/04/81	N MC-193668

11

TONKIN MINERAL LEASE—JANUARY 1, 1986
EXHIBIT B

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

#55	2	23N	49E	Eureka	February 23, 1980	May 8, 1980	ILLEGIBLE	300	N MC 150581
#56	”	”	”	”	”	”	”	301	N MC 150582
#57	”	”	”	”	”	”	”	302	N MC 150583
#58	”	”	”	”	”	”	”	303	N MC 150584
#59	”	”	”	”	”	”	”	304	N MC 150585
#60	”	”	”	”	”	”	”	305	N MC 150586
#61	”	”	”	”	”	”	”	306	N MC 150587
#62	”	”	”	”	”	”	”	307	N MC 150588
#63	”	”	”	”	”	”	”	308	N MC 150589
#64	”	”	”	”	”	”	”	309	N MC 150590
#65	”	”	”	”	”	”	”	310	N MC 150591
#66	”	”	”	”	”	”	”	311	N MC 150592
#67	”	”	”	”	”	”	”	312	N MC 150593
#68	”	”	”	”	”	”	”	313	N MC 150594
#69	”	”	”	”	”	”	”	314	N MC 150595
#70	”	”	”	”	”	”	”	315	N MC 150596
#71	2 & 3	”	”	”	”	”	”	316	N MC 150597
#72	”	”	”	”	”	”	”	317	N MC 150598
#73	3	”	”	”	”	”	”	318	N MC 150599
#74	”	”	”	”	”	”	”	319	N MC 150600
#75	”	”	”	”	”	”	”	320	N MC 150601
#76	”	”	”	”	”	”	”	321	N MC 150602
#77	”	”	”	”	”	”	”	322	N MC 150603
#78	”	”	”	”	”	”	”	323	N MC 150604

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

1

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

Rob #79	3	23N	49F	Eureka	February 23, 1980	May 8, 1980	ILLEGIBLE	324	N MC 150605
#80	”	”	”	”	”	”	”	325	N MC 150606
#81	”	”	”	”	”	”	”	326	N MC 150607
#83	”	”	”	”	”	”	”	327	N MC 150608
#83	”	”	”	”	”	”	”	328	N MC 150609
#84	”	”	”	”	”	”	”	329	N MC 150610
#85	”	”	”	”	”	”	”	330	N MC 150611
#86	”	”	”	”	”	”	”	331	N MC 150612
#109	2	”	”	”	February 22, 1980	”	”	332	N MC 150613
#110	”	23N-23-1/2N	”	”	”	”	”	333	N MC 150614
#111	”	23N	”	”	”	”	”	334	N MC 150615
#112	”	20X-23-1/2N	”	”	”	”	”	335	N MC 150616
#113	”	23N	”	”	”	”	”	336	N MC 150617
#114	”	23N-23-1/2N	”	”	”	”	”	337	N MC 150618
#115	”	23N	”	”	”	”	”	338	N MC 150619
#116	”	23N-23-3/2N	”	”	”	”	”	339	N MC 150620
#117	”	23N	”	”	”	”	”	340	N MC 150621
#118	”	23N-23-1/2N	”	”	”	”	”	341	N MC150622
#119	”	23N	”	”	”	”	”	342	N MC 150623
#120	”	23N-23-1/2N	”	”	”	”	”	343	N MC 150624
#121	”	23N	”	”	”	”	”	344	N MC 150625
#122	”	23N-23-1/2N	”	”	”	”	”	345	N MC 150626
#123	”	23N	”	”	”	”	”	346	N MC 150627
#124	”	23N-23-1/2N	”	”	”	”	”	347	N MC 150628

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

2

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

Rob #125	2 & 3	23N	49E	Eureka	February 22, 1980	May 8, 1980	80	348	N MC 150629
#126	”	23N-23-1/2N	”	”	”	”	”	349	N MC 150630
#127	3	23N	”	”	”	”	”	350	N MC 150631
#128	”	23N-23-1/2N	”	”	”	”	”	351	N MC 150632
#129	”	23N	”	”	”	”	”	352	N MC 150633
#130	”	23N-23-1/2N	”	”	”	”	”	353	N MC 150634
#131	”	23N	”	”	”	”	”	354	N MC 150635
#132	”	23N-23-1/2N	”	”	”	”	”	355	N MC 150636
#133	”	23N	”	”	”	”	”	356	N MC 150637
#134	”	23N-23-1/2N	”	”	”	”	”	357	N MC 150638
#135	”	23N	”	”	”	”	”	358	N MC 150639
#136	”	23N-23-1/2N	”	”	”	”	”	359	N MC 150640
#137	”	23N	”	”	”	”	”	360	N MC 150641
#138	”	23N-23-1/2N	”	”	”	”	”	361	N MC 150642
#139	”	23N	”	”	”	”	”	362	N MC 150643
#140	”	23N-23-1/2N	”	”	”	”	”	363	N MC 150644
#141	”	23N	”	”	”	”	”	364	N MC 150645
#142	”	23N-23-1/2N	”	”	”	”	”	365	N MC 150646
#143	3 & 4	23N	”	”	”	”	”	366	N MC 150647
#144	”	23N-23-1/2N	”	”	”	”	”	367	N MC 150648
#145	4	23N	”	”	”	”	”	368	N MC 150649
#146	”	23N-23-1/2N	”	”	”	”	”	369	N MC 150650
#147	”	23N	”	”	”	”	”	370	N MC 150651
#148	”	23N-23-1/2N	”	”	”	”	”	371	N MC 150652

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

3

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

Rob #149	4	23N	498	Eureka	February 22, 1980	May 8, 1980	80	372	N MC 150653
#150	”	23N-23-1/2N	”	”	”	”	”	373	N MC 150654
#151	”	23N	”	”	”	”	”	374	N MC 150655
#152	”	23N-23-1/2N	”	”	”	”	”	375	N MC 150656
#153	”	23N	”	”	”	”	”	376	N MC 150657
#154	”	23N-23-1/2N	”	”	”	”	”	377	N MC 150658
#155	”	23N	”	”	”	”	”	378	N MC 150659
#156	”	23N-23-1/2N	”	”	”	”	”	379	N MC 150660
#157	”	23N	”	”	”	”	”	380	N MC 150661
#158	”	23N-23-1/2N	”	”	”	”	”	381	N MC 150662
#159	”	23N	”	”	”	”	”	382	N MC 150663
#160	”	23N-23-1/2N	”	”	”	”	”	383	N MC 150664
#161	4 & 5	23N	”	”	”	”	”	384	N MC 150665
#162	4 & 5	23N-23-1/2N	”	”	”	”	”	385	N MC 150666
#163	5	23N	”	”	”	”	”	386	N MC 150667
#164	”	”	”	”	”	”	”	387	N MC 150668
#165	”	”	”	”	”	”	”	388	N MC 150669
#166	”	23N-23-1/2N	”	”	”	”	”	389	N MC 150670
#167	”	23N	”	”	”	”	”	390	N MC 150671
#168	”	23N-23-1/2N	”	”	”	”	”	391	N MC 150672
#169	”	23N	”	”	”	”	”	392	N MC 150673
#170	”	23N-23-1/2N	”	”	”	”	”	393	N MC 150674
#172	”	23N-23-1/2N	”	”	”	”	”	394	N MC 150675
#173	2	23N-1/2N	”	”	February 18, 1980	”	”	395	N MC 150676

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded

4

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

Rob 184	2	ILLEGIBLE	49E	Eureka	February 18, 1980	May ILLEGIBLE	80	396	N MC 150677
Rob 185	”	”	”	”	”	”	”	397	N MC 150678
Rob 186	”	”	”	”	”	”	”	398	N MC 150679
Rob 187	”	”	”	”	”	”	”	399	N MC 150680
Rob 188	”	”	”	”	”	”	”	400	N MC 150681
Rob 189	”	”	”	”	”	”	”	401	N MC 150682
Rob 190	”	”	”	”	”	”	”	402	N MC 150683
Rob 191	”	”	”	”	”	”	”	403	N MC 150684
Rob 192	”	”	”	”	”	”	”	404	N MC 150685
Rob 193	”	”	”	”	”	”	”	405	N MC 150686
Rob 194	”	”	”	”	”	”	”	406	N MC 150687
Rob 195	”	”	”	”	”	”	”	407	N MC 150688
Rob 196	”	”	”	”	”	”	”	408	N MC 150689
Rob 197	”	”	”	”	”	”	”	409	N MC 150690
Rob 198	”	”	”	”	”	”	”	410	N MC 150691
Rob 199	2 & 3	”	”	”	”	”	”	411	N MC 150692
Rob 200	2 & 3	”	”	”	”	”	”	412	N MC 150693
Rob 201	3	”	”	”	”	”	”	413	N MC 150694
Rob 202	”	”	”	”	”	”	”	414	N MC 150695
Rob 203	”	”	”	”	”	”	”	415	N MC 150696
Rob 204	”	”	”	”	”	”	”	416	N MC 150697
Rob 205	”	”	”	”	”	”	”	417	N MC 150698
Rob 206	”	”	”	”	”	”	”	418	N MC 150699
Rob 207	”	”	”	”	”	”	”	419	N MC 150700

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

5

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

Rob #208	3	23-1/2N	49E	Eureka	February 18, 1980	May 8, 1980	80	420	N MC 150701
#209	”	”	”	”	February 17, 1980	”	”	421	N MC 150702
#210	”	”	”	”	”	”	”	422	N MC 150703
#211	”	”	”	”	”	”	”	423	N MC 150704
#212	”	”	”	”	”	”	”	424	N MC 150705
#213	”	”	”	”	”	”	”	425	N MC 150706
#214	”	”	”	”	”	”	”	426	N MC 150707
#215	”	”	”	”	”	”	”	427	N MC 150708
#216	”	”	”	”	”	”	”	428	N MC 150709
#217	”	”	”	”	”	”	”	429	N MC 150710
#218	”	”	”	”	”	”	”	430	N MC 150711
#219	4	”	”	”	”	”	”	431	N MC 150712
#220	”	”	”	”	”	”	”	432	N MC 150713
#221	”	”	”	”	”	”	”	433	N MC 150714
#222	”	”	”	”	”	”	”	434	N MC 150715
#223	”	”	”	”	”	”	”	435	N MC 150716
#224	”	”	”	”	”	”	”	436	N MC 150717
#225	”	”	”	”	”	”	”	437	N MC 150718
#226	”	”	”	”	”	”	”	438	N MC 150719
#227	”	”	”	”	”	”	”	439	N MC 150720
#228	”	”	”	”	”	”	”	440	N MC 150721
#229	”	”	”	”	”	”	”	441	N MC 150722
#230	”	”	”	”	”	”	”	442	N MC 150723
#231	”	”	”	”	”	”	”	443	N MC 150724

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

6

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

Rob #232	4	23-1/2N	49E	Eureka	February 17, 1980	May 8, 1980	80	444	N MC 150725
#233	”	”	”	”	”	”	”	445	N MC 150726
#234	”	”	”	”	”	”	”	446	N MC 150727
#235	4 & 5	”	”	”	”	”	”	447	N MC 150728
#236	”	”	”	”	”	”	”	448	N MC 150729
#237	5	”	”	”	”	”	”	449	N MC 150730
#238	”	”	”	”	”	”	”	450	N MC 150731
#239	”	”	”	”	”	”	”	451	N MC 150732
#240	”	”	”	”	”	”	”	452	N MC 150733
#241	”	”	”	”	”	”	”	453	N MC 150734
#242	”	”	”	”	”	”	”	454	N MC 150735
#243	”	”	”	”	”	”	”	455	N MC 150736
#244	”	”	”	”	”	”	”	456	N MC 150737
#245	”	”	”	”	”	”	”	457	N MC 150738
#246	”	”	”	”	”	”	”	458	N MC 150739
#247	”	”	”	”	”	”	”	459	N MC 150740
#248	”	”	”	”	”	”	”	460	N MC 150741
#249	”	”	”	”	”	”	”	461	N MC 150742
#250	”	”	”	”	”	”	”	462	N MC 150743
#251	”	”	”	”	”	”	”	463	N MC 150744
#252	”	”	”	”	”	”	”	464	N MC 150745
#253	5 & 6	”	”	”	”	”	”	465	N MC 150746
#254	”	”	”	”	”	”	”	466	N MC 150747
#255	6	”	”	”	”	”	”	467	N MC 150748

(1)                     Mount Diablo Principal Meridian

(2)                     All claims amended on July 22, 1980.

(3)                     Amended location certificates recorded ILLEGIBLE

7

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

256	6	23-1/2N	49E	Burcks	February 17, 1980	May 8, 1980	80	468	N MC 150749
257	2	”	”	”	February 15, 1980	”	”	469	N MC 150750
258	2	23-1/2N	49E	”	”	”	”	470	ILLEGIBLE
	36 of 34	24 N	49E	”	”	”	”	”
259	2	23-1/2N	”	”	February 15, 1980	”	”	471	ILLEGIBLE
260	2	23-1/2N	49E	”	”	”	”	472	ILLEGIBLE
	34	ILLEGIBLE	”	”	”	”	”	”
261	2	23-1/2N	49E	”	”	”	”	473	N MC 150754
262	2	23-1/2N	49E	”	”	”	”	474	N MC 150755
	34	24N	”	”	”	”	”
263	2	23-1/2N	”	”	”	”	”	475	N MC 150756
264	2	23-1/2N	49E	”	”	”	”	476	N MC 150757
	34	24N	”	”	”	”	”
265	2	23-1/2N	”	”	”	”	”	477	N MC 150758
266	2	23-1/2N	49E	”	”	”	”	478	ILLEGIBLE
	34	24N	”	”	”	”	”
267	2	23-1/2N	49E	”	”	”	”	479	N MC 150760
268	2	23-1/2N	49E	”	”	”	”	480	N MC 150761
	34	24N	”	”	”	”	”
269	2	23-1/2N	49E	”	”	”	”	481	N MC 150762
270	2	23-1/2N	49E	”	”	”	”	482	N MC 150763
	34	24N	”	”	”	”	”
271	2	23-1/2N	49E	”	”	”	”	483	N MC 150764
272	2	23-1/2N	49E	”	”	”	”	484	N MC 150765
	34	24N	”	”	”	”	”
273	2	23-1/2N	49E	”	”	”	”	485	N MC 150766
274	2	23-1/2N	49E	”	”	”	”	486	N MC 150767
	31 of 33	24N	”	”	”	”	”
275	3	23-1/2N	”	”	”	”	”	487	N MC 150768
276	3	23-1/2N	”	”	”	”	”	488	N MC 150769
	33	24N	”	”	”	”	”
277	3	23-1/2N	”	”	”	”	”	489	N MC 150770
278	3	ILLEGIBLE	49E	”	”	”	”	490	N MC 150771
	33	24N	”	”	”	”	”
279	3	23-1/2N	”	”	”	”	”	491	N MC 150772

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

8

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

#280	3	23-1/2N	49E	Eureka	February 15, 1980	May ILLEGIBLE, 1980	80	492	N MC 150773
	33	14N	”	”	”	”	”
#281	3	23-1/2N	”	”	”	”	”	493	N MC 150774
#282	3	23-1/2N	49E	Eureka	February 15, 1980	May ILLEGIBLE, 1980	80	494	N MC 150775
	33	14N	”	”	”	”	”
#283	3	23-1/2N	”	”	”	”	”	495	N MC 150776
#284	3	23-1/2N	49E	Eureka	February 15, 1980	May ILLEGIBLE, 1980	80	496	N MC 150777
	33	14N	”				”
#285	3	23-1/2N	49E	Eureka	February 16, 1980	”	”	497	N MC 150778
#286	3	23-1/2N	49E	Eureka	February 16, 1980	May ILLEGIBLE,1980	80	498	N MC 150779
	33	14N	”	”	”	”	”
#287	3	23-1/2N	”	”	”	”	”	499	N MC 150780
#288	3	23-1/2N	49E	Eureka	February 16, 1980	May ILLEGIBLE, 1980	80	500	N MC 150781
	33	14N	”			”	”
#289	3	23-1/2N	49E	”	February 16, 1980	May ILLEGIBLE, 1980	”	501	N MC 150782
#290	3	23-1/2N	49E	Eureka	February 16, 1980	May ILLEGIBLE, 1980	80	502	N MC 150783
	33	14N	”	”	”	”	”
#291	4 &3	23-1/2N	49E	”	”	”	”	503	N MC 150784
#292	3&4	23-1/2N	49E	Eureka	February 16, 1980	May ILLEGIBLE, 1980	80	504	N MC 150785
	33 of 32	14N	”	”	”	”	”
#293	4	23-1/2N	49E	”	”	”	”	505	N MC 150786
#294	4	23-1/2N	49E	Eureka	February 15, 1980	May ILLEGIBLE, 1980	80	506	N MC 150787
	32	14N	”	”	”	”
#295	4	23-1/2N	”	”	”	”	”	507	N MC 150788
#296	4	23-1/2N	”	”	”	”	”	508	N MC 150789
	32	14N	”	”	”	”	”
#297	4	23-1/2N	”	”	”	”	”	509	N MC150790
#298	4	23-1/2N	”	”	”	”	”	510	N MC 150791
	32	14N	”	”	”	”	”
#299	4	23-1/2N	”	”	”	”	”	511	N MC 150792
#300	4	23-1/2N	”	”	”	”	”	512	N MC 150793
	32	14N	”	”	”	”	”
#301	4	23-1/2N	”	”	”	”	”	513	N MC 150794
#302	4	23-1/2N	”	”	”	”	”	514	N MC 150795
	32	14N	”	”	”	”	”

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

9

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

Rob #303	4	23-1/2N	49E	Eureka	February 16, 1980	May 8, 1980	80	515	N MC 150796
#304	4	23-1/2N	”	”	”	”	”	516	N MC 150797
	32	24N	”	”	”	”	”
#305	4	23-1/2N	”	”	”	”	”	517	N MC 150798
#306	4	23-1/2N	”	”	”	”	”	518	N MC 150799
	32	ILLEGIBLE	”	”	”	”	”
#307	4	23-1/2N	”	”	”	”	”	519	N MC 150800
#308	4	23-1/2N	”	”	”	”	”	520	N MC 150801
	32	ILLEGIBLE	”	”	”	”	”
#309	4&5	23-1/2N	”	”	”	”	”	521	N MC 150802
#310	4&5	23-1/2N	”	”	”	”	”	522	N MC 150803
	32 of 31	ILLEGIBLE	”	”	”	”	”
#311	5	23-1/2N	”	”	”	”	”	523	N MC 150804
#312	5	23-1/2N	”	”	”	”	”	524	N MC 150805
	31	ILLEGIBLE	”	”	”	”	”
#313	5	23-1/2N	”	”	”	”	”	525	N MC 150806
#314	5	23-1/2N	”	”	”	”	”	526	N MC 150807
	31	ILLEGIBLE	”	”	”	”	”
#315	5	23-1/2N	”	”	”	”	”	527	N MC 150808
#316	5	23-1/2N	”	”	”	”	”	528	N MC 150809
	31	ILLEGIBLE	”	”	”	”	”
#317	5	23-1/2N	”	”	”	”	”	529	N MC 150810
#318	5	23-1/2N	”	”	”	”	”	530	N MC 150811
	31	ILLEGIBLE	”	”	”	”	”
#319	5	23-1/2N	”	”	”	”	”	531	N MC 150812
#320	5	23-1/2N	”	”	”	”	”	532	N MC 150813
	ILLEGIBLE	ILLEGIBLE	”	”	”	”	”
#321	5	23-1/2N	”	”	”	”	”	533	N MC 150814
#322	5	23-1/2N	”	”	”	”	”	534	N MC 150815
	31	ILLEGIBLE	”	”	”	”	”
#323	5	23-1/2N	”	”	”	”	”	535	N MC 150816
#324	5	23-1/2N	”	”	”	”	”	536	N MC 150817
	31	ILLEGIBLE	”	”	”	”	”
#325	5	23-1/2N	”	”	”	”	”	537	N MC 150818
#326	5	23-1/2N	”	”	”	”	”	538	N MC 150819
	31	ILLEGIBLE	”	”	”	”	”

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

10

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

#327	5 & 6	23-1/2N	49K	Eureka	February 16, 1980	May 8, 1980	80	539	N MC 150820
#328	5 & 6	23-1/2N	”	”	”	”	”
	31	24N	”	”	”	”	”	540	N MC 150821
#329	36	24N	ILLEGIBLE	”	”	”	”	”	”
#330	6	23-1/2N	ILLEGIBLE	”	”	”	”	541	N MC 150822
#331	6	23-1/2N	”	”	”	”	”
#333	35	24N	ILLEGIBLE	”	”	”	”	542	N MC 150823
ILLEGIBLE	35 & 34	24N	ILLEGIBLE	”	February 20, 1980	”	”	543	N MC 150824
#335	33	24N	”	”	”	”	”	544	N MC 150825
ILLEGIBLE	34	”	”	”	”	”	”	545	N MC 150826
#337	34	”	”	”	”	”	”	546	N MC 150827
#339	34	”	”	”	”	”	”	547	N MC 150828
#341	34	”	”	”	”	”	”	548	N MC 150829
#342	3	”	”	”	”	”	”	549	N MC 150830
#343	34	”	”	”	”	”	”	550	N MC 150831
#344	34	”	”	”	”	”	”	551	N MC 150832
#345	34	”	”	”	”	”	”	552	N MC 150833
#346	34	”	”	”	”	”	”	553	N MC 150834
#347	34 & 33	”	”	”	”	”	”	554	N MC 150835
#348	34 & 33	”	”	”	”	”	”	555	N MC 150836
#349	33	”	”	”	”	”	”	556	N MC 150837
#350	33	”	”	”	”	”	”	557	N MC 150838
#351	33	”	”	”	”	”	”	558	N MC 150839
#352	33	”	”	”	”	”	”	559	N MC 150840
#353	33	”	”	”	”	”	”	560	N MC 150841
#354	33	”	”	”	”	”	”	561	N MC 150842

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

11

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

Rob355	33	24N	49E	Eureka	February 20, 1990	May 5, 1980	ILLEGIBLE	562	N MC 150843
356	33	”	”	”	”	”	”	563	N MC 150844
357	33	”	”	”	”	”	”	564	N MC 150845
358	33	”	”	”	”	”	”	565	N MC 150846
359	33	”	”	”	”	”	”	566	N MC 150847
360	33	”	”	”	”	”	”	567	N MC 150848
361	33	”	”	”	”	”	”	568	N MC 150849
362	33	”	”	”	”	”	”	569	N MC 150850
363	33	”	”	”	”	”	”	570	N MC 150851
364	33	”	”	”	”	”	”	571	N MC 150852
365	33 & 32	”	”	”	”	”	”	572	N MC 150853
366	33 & 32	23N	”	”	”	”	”	573	N MC 150854
367	32	24N	”	”	April 15, 1980	”	”	574	N MC 150855
368	32	”	”	”	”	”	”	575	N MC 150856
369	32	”	”	”	”	”	”	576	N MC 150857
370	32	”	”	”	”	”	”	577	N MC 150858
371	32	”	”	”	”	”	”	578	N MC 150859
372	32	”	”	”	”	”	”	579	N MC 150860
373	32 & 31	”	”	”	”	”	”	580	N MC 150861
374	32 & 31	”	”	”	”	”	”	581	N MC 150862
375	31	”	”	”	”	”	”	582	N MC 150863
376	31	”	”	”	”	”	”	583	N MC 150864
377	34 & 27	”	”	”	February 20, 1980	”	”	584	N MC 150865
378	34 & 27	”	”	”	”	”	”	585	N MC 150866

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded ILLEGIBLE

12

No. of Claim	Section	Township	Range (1)	County	Date Located (2)	Date Recorded	Book	Page (3)	BLM Recordation Number

Rob #402	34 & 27	ILLEGIBLE	49E	Eureka	February 20, 1980	May 8, 1980	ILLEGIBLE	586	N MC 150867
Rob #403	34 & 27	”	”	”	”	”	”	587	N MC 150868
Rob #404	33 & 29	”	”	”	”	”	”	588	N MC 150869
Rob #405	33 & 28	”	”	”	”	”	”	589	N MC 150870
Rob #406	33 & 28	”	”	”	”	”	”	590	N MC 150871
Rob #407	33 & 2_	”	”	”	”	”	”	591	N MC 150872
Rob #408	33 & 2_	”	”	”	”	”	”	592	N MC 150873
Rob #409	33 & 2_	”	”	”	”	”	”	593	N MC 150874
Rob #410	33 & 28	”	”	”	”	”	”	594	N MC 150875
Rob #411	33 & 28	”	”	”	”	”	”	595	N MC 150876
Rob #412	ILLEGIBLE	”	”	”				596	N MC 150877
	ILLEGIBLE & 28	”	”	”	”	”	”

(1)          Mount Diablo Principal Meridian

(2)          All claims amended on July 22, 1980.

(3)          Amended location certificates recorded in Book 83, Pages 345 — 600 (inclusive).

13

TONKIN MINERAL LEASES

January 1, 1986.

Exhibit C

As described in the Lease, the ROB claims are those claims described in Exhibit B with reference to the metes and bounds description set forth below which lie:

1.                          To the West of the line E-F;

2.                          To the South of the line D-E;

3.                          To the West of the line C-D;

4.                          To the South of the line G-B-C;

5.                          To the East of the line G-H;

6.                          To the North of the line H-I but South of the line J-K;

7.                          To the East of the line I-J;

8.                          To the South of the line J-K but North of line H-I;

9.                          To the East of the line K-L; and

10.                    To the South of the line L-M.

The metes and bounds description is as follows:

Beginning at point A, Southeast corner Section 32, Southwest corner Section 33, Township 24 North, R49E, go due North for 885 feet to point B then due West for 2925 feet to point C then due North for 665 feet to point D then due West for 140 feet to point E then due North for 3000 feet to point F. Beginning at point B go due East for 1365 feet to point G then due North for 600 feet to point H then due West for 1500 feet to point I then due North 2850 feet to point J then due East for 1700 feet to point K then due North for 1470 feet to point L then due East for 6,300 feet to point M, the Northeast corner of mining claim ROB #400.

/s/ [ILLEGIBLE]

/s/ [ILLEGIBLE]

/s/ Lyle F. Campbell

January 6, 1984

1

1/8/86

NOTICE OF NON-RESPONSIBILITY FOR LABOR OR
MATERIALS FURNISHED MINERAL PROSPECT
(NRS 018.234)

1.                           This Notice of Non-Responsibility is given pursuant to the provisions of NRS 108.234, as amended.

2.                           Lyle F. Campbell, Julian E. Simpson and Jean C. Simpson (collectively described herein as “Lessors”), own a group of unpatented mining claims (the “Claims”) which are situate in Eureka County, Nevada, and more particularly described in Exhibit A attached hereto and incorporated herein. Lessor’s addresses are:

Mr. Lyle F. Campbell
P. O. Box 7377
Reno, Nevada 89510

Mr. and Mrs. Julian E. Simpson
P.O. Box 266
Kihei, Maui, Hawaii 96753

3.                           Lessors have leased the Claims to Tonkin Springs Gold Mining Company (“Lessee”), a Colorado corporation and a wholly-owned subsidiary of Silver State Mining Corporation, a Colorado corporation. Lessee and Silver state Mining Corporation have an office and address at 1600 Hudson’s Bay Centre, 1600 Stout Street, Denver, Colorado 80202-3133.

4.                           As lessee of the Claims, Lessee intends to construct, place, alter, or repair certain buildings or other improvements mentioned in NRS 108.222 upon the Claims. Lessors will not be responsible for such improvements. Such improvements shall not be held to have been constructed, placed, altered, or repaired at the instance of Lessors, and the Claims shall not be subject to any lien resulting from or related to such construction, placement, alteration, or repair which may be asserted or recorded in accordance with the provisions of NRS 108.221 to 108.246, inclusive.

Dated effective as of January 1, 1986.

LESSORS

/s/ Lyle F. Campbell
Lyle F. Campbell

/s/ Julian E. Simpson
Julian E. Simpson

/s/ Jean C. Simpson
Jean C. Simpson

LESSEE

TONKIN SPRINGS GOLD MINING COMPANY

[CORPORATE SEAL]	By:	/s/ [ILLEGIBLE]

(SEAL Affixed)

STATE OF Nevada	)
) SS.
COUNTY OF Washoe	)

The foregoing instrument was acknowledged before me this 9 day of January, 1986 by Lyle F. Campbell, a single man.

Witness my hand and official seal.

My commission expires March 26, 1988.

(SEAL)	CYNTHIA L. O’KELLY
Notary Public - State of Nevada
	Appointment Reserved in Washoe County	/s/ Cynthia L O’kelly
	MY APPOINTMENT EXPIRED MAR [ILLEGIBLE]	Notary Public

STATE OF HAWAII	)
) SS.
COUNTY OF MAUI	)

The foregoing instrument was acknowledged before me this 3rd day of February, 1986 by Julian E. Simpson and Jean C. Simpson. husband and wife.

Witness my hand and official seal.

My commission expires [ILLEGIBLE]

(SEAL Affixed)

/s/ [ILLEGIBLE]
Notary Public

STATE OF Colorado	)
) SS.
COUNTY OF [ILLEGIBLE]	)

The foregoing instrument was acknowledged before me this 13th day of January, 1986 by [ILLEGIBLE], as Vice President of Tonkin Springs Gold Mining Company.

Witness my hand and official seal.

My commission expires [ILLEGIBLE].

(SEAL Affixed)

/s/ [ILLEGIBLE]
Notary Public

[ILLEGIBLE]

2

EXHIBIT A

TONKIN MINERAL LEASE—JANUARY 1, 1986

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

Pat-1	06/25/66	42613	12	132-33					09/10/79	N MC-89478
Pat-2	06/25/66	42614	12	134-35					09/10/79	N MC-89479
Pat-3	06/25/66	42615	12	136-37					09/10/79	N MC-89480
Pat-4	06/25/66	42616	12	138-39					09/10/79	N MC-89481
Pat-5	06/25/66	42617	12	140-41					09/10/79	N MC-89482
Pat-6	06/25/66	42618	12	142-43					09/10/79	N MC-89483
Pat-7	06/25/66	42619	12	144-45					09/10/79	N MC-89484
Pat-8	06/25/66	42620	12	146-47					09/10/79	N MC-89485
Pat-9	06/25/66	42621	12	148-49					09/10/79	N MC-89486
Pat-10	06/25/66	42622	12	150-51					09/10/79	N MC-89487
Pat-11	07/25/66	42623	12	152-53					09/10/79	N MC-89488
Pat-12	07/25/66	42624	12	154-55					09/10/79	N MC-89489
Pat-13	07/25/66	42625	12	156-57					09/10/79	N MC-89490
Pat-14	07/25/66	42626	12	158-59					09/10/79	N MC-89491
Pat-15	07/25/66	42627	12	160-61					09/10/79	N MC-89492
Pat-16	07/25/66	42628	12	162-63					09/10/79	N MC-89493
N-39	09/19/69	51730	33	398					09/10/79	N MC-89494
N-40	09/19/69	51731	33	399					09/10/79	N MC-89495
N-41	09/19/69	51732	33	400					09/10/79	N MC-89496
N-50	10/12/66	43440	14	141			14	475	09/10/79	N MC-89497
N-51	10/12/66	43440	14	141			14	479	09/10/79	N MC-89498
N-52	10/12/66	43440	14	141			14	483	09/10/79	N MC-89499
N-53	10/12/66	43440	14	141			14	487	09/10/79	N MC-89500
O-27	10/11/69	51733	33	401					09/10/79	N MC-89501
O-28	10/11/69	51734	33	402					09/10/79	N MC-89502
O-29	10/11/69	51735	33	403					09/10/79	N MC-89503
O-30	10/11/69	51736	33	404					09/10/79	N MC-89504
O-31	10/11/69	51737	33	405					09/10/79	N MC-89505
O-32	10/11/69	51738	33	406					09/10/79	N MC-89506
O-33	10/11/69	51739	33	407					09/10/79	N MC-89507

1

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

[ILLEGIBLE]	10/11/69	51740	33	408					09/10/79	N MC-89508
[ILLEGIBLE]	10/11/69	51741	33	409					09/10/79	N MC-89509
[ILLEGIBLE]	09/19/69	51742	33	410					09/10/79	N MC-89510
O-40	09/19/69	51743	33	411					09/10/79	N MC-89511
O-41	09/19/69	51744	33	412					09/10/79	N MC-89512
O-50	10/12/66	43440	14	141			14	535	09/10/79	N MC-89513
O-51	10/12/66	43440	14	141			14	539	09/10/79	N MC-89514
O-52	10/12/66	43440	14	141			14	543	09/10/79	N MC-89515
O-53	10/12/66	43440	14	141			14	547	09/10/79	N MC-89516
P-27	09/19/69	51745	33	413					09/10/79	N MC-89517
P-28	09/19/69	51746	33	414					09/10/79	N MC-89518
[ILLEGIBLE]	09/19/69	51747	33	415					09/10/79	N MC-89519
[ILLEGIBLE]	09/19/69	51748	33	416					09/10/79	N MC-89520
P-31	09/17/69	51749	33	417					09/10/79	N MC-89521
P-32	09/17/69	51750	33	418					09/10/79	N MC-89522
P-33	09/17/69	51751	33	419					09/10/79	N MC-89523
P-34	09/17/69	51752	33	420					09/10/79	N MC-89524
P-35	09/01/69	51753	33	421					09/10/79	N MC-89525
P-36	09/01/69	51754	33	422					09/10/79	N MC-89526
P-37	09/01/69	51755	33	423					09/10/79	N MC-89527
P-38	09/01/69	51756	33	424					09/10/79	N MC-89528
P-39	09/01/69	51757	33	425					09/10/79	N MC-89529
P-40	09/01/69	51758	33	426					09/10/79	N MC-89530
P-41	10/11/66	43438	14	137			14	595	09/10/79	N MC-89531
P-42	10/11/66	43438	14	137			14	598	09/10/79	N MC-89532
P-43	10/11/66	43438	14	137			15	001	09/10/79	N MC-89533
P-44	10/11/66	43438	14	137			15	004	09/10/79	N MC-89534
P-45	10/11/66	43438	14	137			15	009	09/10/79	N MC-89535
P-46	10/11/66	43438	14	137			15	013	09/10/79	N MC-89536
P-47	09/19/69	51759	33	427					09/10/79	N MC-89537

2

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

P-48	09/19/69	51760	33	428					09/10/79	N MC-89538
P-49	09/19/69	51761	33	429					09/10/79	N MC-89539
Q-27	09/19/69	51762	33	430					09/10/79	N MC-89540
Q-34	09/17/69	51769	33	437					09/10/79	N MC-89541
Q-35	09/01/69	51770	33	438					09/10/79	N MC-89542
Q-36	09/01/69	51771	33	439					09/10/79	N MC-89543
Q-37	09/01/69	51772	33	440					09/10/79	N MC-89544
Q-38	09/01/69	51773	33	441					09/10/79	N MC-89545
Q-39	09/01/69	51774	33	442					09/10/79	N MC-89546
Q-40	09/01/69	51775	33	443					09/10/79	N MC-89547
Q-41	10/11/66	43438	14	137			15	089	09/10/79	N MC-89548
Q-42	10/11/66	43438	14	137			15	093	09/10/79	N MC-89549
Q-43	10/11/66	43438	14	137			15	097	09/10/79	N MC-89550
Q-44	10/11/66	43439	14	139			15	101	09/10/79	N MC-89551
Q-45	10/11/66	43439	14	139			15	105	09/10/79	N MC-89552
Q-46	10/11/66	43439	14	139			15	109	09/10/79	N MC-89553
Q-47	09/19/69	51776	33	444					09/10/79	N MC-89554
Q-48	09/19/69	51777	33	445					09/10/79	N MC-89555
Q-49	09/19/69	51778	33	446					09/10/79	N MC-89556
R-41	09/01/69	51779	33	447					09/10/79	N MC-89557
R-42	09/01/69	51780	33	448					09/10/79	N MC-89558
R-43	09/01/69	51781	33	449					09/10/79	N MC-89559
R-44	09/01/69	51782	33	450					09/10/79	N MC-89560
R-45	09/01/69	51783	33	451					09/10/79	N MC-89561
R-46	09/01/69	51784	33	452					09/10/79	N MC-89562
R-47	09/01/69	51785	33	453					09/10/79	N MC-89563
R-48	09/01/69	51786	33	454					09/10/79	N MC-89564
R-49	09/01/69	51787	33	455					09/10/79	N MC-89565
S-41	09/01/69	51788	33	456					09/10/79	N MC-89566
S-42	09/01/69	51789	33	457					09/10/79	N MC-89567

3

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

S-43	09/01/69	51790	33	458					09/10/79	N MC-89568
S-44	09/01/69	51791	33	459					09/10/79	N MC-89569
S-45	09/01/69	51792	33	460					09/10/79	N MC-89570
S-46	09/01/69	51793	33	461					09/10/79	N MC-89571
S-47	09/01/69	51794	33	462					09/10/79	N MC-89572
S-48	09/01/69	51795	33	463					09/10/79	N MC-89573
S-49	09/01/69	51796	33	464					09/10/79	N MC-89574
Summer # 1	09/02/78	66779	67	91					11/30/78	N MC-37116
Summer # 2	09/02/78	66780	67	92					11/30/78	N MC-37117
Summer # 3	09/02/78	66781	67	93					11/30/78	N MC-40558
Summer # 4	09/02/78	66782	67	94					11/30/78	N MC-40559
Summer # 5	09/02/78	66783	67	95					11/30/78	N MC-40560
Summer # 6	09/02/78	66784	67	96					11/30/78	N MC-40561
Summer # 7	09/02/78	66785	67	97					11/30/78	N MC-40562
Summer # 8	09/02/78	66786	67	98					11/30/78	N MC-40563
Summer # 9	09/02/78	66787	67	99					11/30/78	N MC-40564
Summer #10	09/02/78	66788	67	100					11/30/78	N MC-40565
Summer #12	09/02/78	66789	67	101					11/30/78	N MC-40566
Summer #13	09/02/78	66790	67	102					11/30/78	N MC-40567
Summer #14	09/02/78	66791	67	103					11/30/78	N MC-40568
Summer #15	09/02/78	66792	67	104					11/30/78	N MC-40569
Summer #16	09/02/78	66793	67	105					11/30/78	N MC-40570
Summer #17	09/02/78	66794	67	106					11/30/78	N MC-40571
Summer #18	09/02/78	66795	67	107					11/30/78	N MC-40572
T-43	12/24/78	67772	69	91					03/02/79	N MC-51841
T-44	12/24/78	67773	69	92					03/02/79	N MC-51842
T-45	12/24/78	67774	69	93					03/02/79	N MC-51843
T-46	12/24/78	67775	69	94					03/02/79	N MC-51844
U-35	12/28/78	67776	69	95					03/02/79	N MC-51845
U-36	12/23/78	67777	69	96					03/02/79	N MC-51846

4

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

U-37	12/23/78	67778	69	97					03/02/79	N MC-51847
U-38	12/23/78	67779	69	98					03/02/79	N MC-51848
U-39	12/23/78	67780	69	99					03/02/79	N MC-51849
U-40	12/23/78	67781	69	100					03/02/79	N MC-51850
U-41	12/24/78	67782	69	101					03/02/79	N MC-51851
U-42	12/24/78	67783	69	102					03/02/79	N MC-51852
U-43	12/24/78	67784	69	103					03/02/79	N MC-51853
U-44	12/24/78	67785	69	104					03/02/79	N MC-51854
U-45	12/24/78	67786	69	105					03/02/79	N MC-51855
U-46	12/24/78	67787	69	106					03/02/79	N MC-51856
V-36	12/26/78	67788	69	107					03/02/79	N MC-51857
V-37	12/26/78	67789	69	108					03/02/79	N MC-51858
V-38	12/23/78	67790	69	109					03/02/79	N MC-51859
V-39	12/23/78	67791	69	110					03/02/79	N MC-51860
V-40	12/23/78	67792	69	111					03/02/79	N MC-51861
V-41	12/24/78	67793	69	112					03/02/79	N MC-51862
V-42	12/24/78	67794	69	113					03/02/79	N MC-51863
V-43	12/24/78	67795	69	114					03/02/79	N MC-51864
V-44	12/24/78	67796	69	115					03/02/79	N MC-51865
V-45	12/24/78	67797	69	116					03/02/79	N MC-51866
V-46	12/24/78	67798	69	117					03/02/79	N MC-51867
W-36	12/26/78	67799	69	118					03/02/79	N MC-51868
W-37	12/26/78	67800	69	119					03/02/79	N MC-51869
W-38	12/23/78	67801	69	120					03/02/79	N MC-51870
W-39	12/23/78	67802	69	121					03/02/79	N MC-51871
W-40	12/23/78	67803	69	122					03/02/79	N MC-51872
W-41	12/24/78	67804	69	123					03/02/79	N MC-51873
W-42	12/27/78	67805	69	124					03/02/79	N MC-51874
W-43	12/24/78	67806	69	125					03/02/79	N MC-51875
W-44	12/24/78	67807	69	126					03/02/79	N MC-51876

5

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

W-46	12/24/78	67808	69	127					03/02/79	N MC-51877
W-45	12/24/78	67809	69	128					03/02/79	N MC-51878

6

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

X-70	11/12/78		68	404					01/30/79	N MC-48938
X-71	11/23/78		68	405					01/30/79	N MC-48939
X-72	11/12/78		68	406					01/30/79	N MC-48940
X-73	11/23/78		68	407					01/30/79	N MC-48941
X-74	11/23/78		68	408					01/30/79	N MC-48942
X-75	11/12/78		68	409					01/30/79	N MC-48943
X-76	11/23/78		68	410					01/30/79	N MC-48944
X-77	11/23/78		68	411					01/30/79	N MC-48945
X-78	11/12/78		68	412					01/30/79	N MC-48946
X-79	11/16/78		68	413					01/30/79	N MC-48947
X-80	11/16/78		68	414					01/30/79	N MC-48948
X-81	11/23/78		68	415					01/30/79	N MC-48949
X-82	11/23/78		68	416					01/30/79	N MC-48950
X-83	11/23/78		68	417					01/30/79	N MC-48951
X-84	11/16/78		68	418					01/30/79	N MC-48952
X-85	11/16/78		68	419					01/30/79	N MC-48953
X-86	11/16/78		68	420					01/30/79	N MC-48954
X-87	11/16/78		68	421					01/30/79	N MC-48955
X-88	11/16/78		68	422					01/30/79	N MC-48956
X-89	11/16/78		68	423					01/30/79	N MC-48957
X-90	11/16/78		68	424					01/30/79	N MC-48958
X-91	11/16/78		68	425					01/30/79	N MC-48959
X-94	11/14/78		68	426					01/30/79	N MC-48960
X-95	11/14/78		68	427					01/30/79	N MC-48961
X-96	11/16/78		68	428					01/30/79	N MC-48962
X-97	11/16/78		68	429					01/30/79	N MC-48963
X-98	11/12/78		68	430					01/30/79	N MC-48964
X-101	11/14/78		68	431					01/30/79	N MC-48965
X-102	11/14/78		68	432					01/30/79	N MC-48966
X-103	11/16/78		68	433					01/30/79	N MC-48967

7

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

X-104	11/16/78		68	434					01/30/79	N MC-48968
X-105	11/12/78		68	435					01/30/79	N MC-48969
X-108	11/14/78		68	436					01/30/79	N MC-48970
X-109	11/14/78		68	437					01/30/79	N MC-48971
X-110	11/16/78		68	438					01/30/79	N MC-48972
X-111	11/16/78		68	439					01/30/79	N MC-48973
X-114	11/14/78		68	440					01/30/79	N MC-48974
X-115	11/14/78		68	441					01/30/79	N MC-48975
X-116	11/16/78		68	442					01/30/79	N MC-48976
X-117	11/16/78		68	443					01/30/79	N MC-48977
X-120	11/14/78		68	444					01/30/79	N MC-48978
X-121	11/14/78		68	445					01/30/79	N MC-48979
X-122	11/16/78		68	446					01/30/79	N MC-48980
X-123	11/16/78		68	447					01/30/79	N MC-48981
X-126	11/14/78		68	448					01/30/79	N MC-48982
X-127	11/14/78		68	449					01/30/79	N MC-48983
X-128	11/16/78		68	450					01/30/79	N MC-48984
X-129	11/16/78		68	451					01/30/79	N MC-48985
X-132	11/15/78		68	452					01/30/79	N MC-48986
X-133	11/15/78		68	453					01/30/79	N MC-48987
X-134	11/16/78		68	454					01/30/79	N MC-48988
X-135	11/16/78		68	455					01/30/79	N MC-48989
X-137	11/28/78		68	456					01/30/79	N MC-48990
X-138	11/28/78		68	457					01/30/79	N MC-48991
X-139	11/15/78		68	458					01/30/79	N MC-48992
X-140	11/15/78		68	459					01/30/79	N MC-48993
X-141	11/16/78		68	460					01/30/79	N MC-48994
X-143	11/28/78		68	461					01/30/79	N MC-48995
X-144	11/28/78		68	462					01/30/79	N MC-48996
X-145	11/15/78		68	463					01/30/79	N MC-48997

8

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

X-146	11/15/78		68	464					01/30/79	N MC-48998
X-147	11/16/78		68	465					01/30/79	N MC-48999
X-149	11/28/78		68	466					01/30/79	N MC-49000
X-150	11/28/78		68	467					01/30/79	N MC-49001
X-151	11/15/78		68	468					01/30/79	N MC-49002
X-152	11/15/78		68	469					01/30/79	N MC-49003
X-153	11/16/78		68	470					01/30/79	N MC-49004
X-155	11/27/78		68	471					01/30/79	N MC-49005
X-156	11/27/78		68	472					01/30/79	N MC-49006
X-157	11/15/78		68	473					01/30/79	N MC-49007
X-158	11/15/78		68	474					01/30/79	N MC-49008
X-161	11/27/78		68	475					01/30/79	N MC-49009
X-162	11/27/78		68	476					01/30/79	N MC-49010
X-163	11/15/78		68	477					01/30/79	N MC-49011
X-164	11/15/78		68	478					01/30/79	N MC-49012
X-167	11/27/78		68	479					01/30/79	N MC-49013
X-168	11/27/78		68	480					01/30/79	N MC-49014
X-169	11/15/78		68	481					01/30/79	N MC-49015
X-170	11/15/78		68	482					01/30/79	N MC-49016
X-173	11/27/78		68	483					01/30/79	N MC-49017
X-174	11/27/78		68	484					01/30/79	N MC-49018
X-175	11/21/78		68	485					01/30/79	N MC-49019
X-178	11/27/78		68	486					01/30/79	N MC-49020
X-179	11/27/78		68	487					01/30/79	N MC-49021
X-180	11/21/78		68	488					01/30/79	N MC-49022
X-183	11/27/78		68	489					01/30/79	N MC-49023
X-184	11/27/78		68	490					01/30/79	N MC-49024
X-185	11/21/78		68	491					01/30/79	N MC-49025

9

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

X - # 92	05/01/79		71	178					07/09/79	N MC-72907
X - # 93	05/01/79		71	179					07/09/79	N MC-72908
X - # 99	05/01/79		71	180					07/09/79	N MC-72909
X - # 100	05/01/79		71	181					07/09/79	N MC-72910
X - # 106	05/01/79		71	182					07/09/79	N MC-72911
X - # 107	05/01/79		71	183					07/09/79	N MC-72912
X - # 112	05/01/79		71	184					07/09/79	N MC-72913
X - # 113	05/01/79		71	185					07/09/79	N MC-72914
X - # 118	05/01/79		71	186					07/09/79	N MC-72915
X - # 119	05/01/79		71	187					07/09/79	N MC-72916
X - # 124	05/01/79		71	188					07/09/79	N MC-72917
X - # 125	05/01/79		71	189					07/09/79	N MC-72918
X - # 130	05/01/79		71	190					07/09/79	N MC-72919
X - # 131	05/01/79		71	191					07/09/79	N MC-72920

10

	DATE OF	DOCUMENT	LOCATION CERTIFICATE		AMENDED LOCATION NOTICE		AMENDED LOCATION CERTIFICATE		FILED WITH BLM
CLAIM	LOCATION	NUMBER	Book	Page	Book	Page	Book	Page	Date	Serial /Number

FET No. 1	07/14/80	74725	83	315					09/02/80	N MC-163995
FET No. 2	07/14/80	74726	83	316					09/02/80	N MC-163996
FET No. 3	07/14/80	74727	83	317					09/02/80	N MC-163997
S # 101	03/15/81		94	353					05/04/81	N MC-193660
S # 102	03/15/81		94	354					05/04/81	N MC-193661
S # 103	03/15/81		94	355					05/04/81	N MC-193662
S # 104	03/15/81		94	356					05/04/81	N MC-193663
S # 105	03/15/81		94	357					05/04/81	N MC-193664
S # 106	03/15/81		94	358					05/04/81	N MC-193665
S # 107	03/15/81		94	359					05/04/81	N MC-193666
S # 108	03/15/81		94	360					05/04/81	N MC-193667
S # 109	03/15/81		94	361					05/04/81	N MC-193668

RECORDED AT REQUEST OF Tonkin Springs Gold Mining Co. Book 148 Page 136 86 AUG 28 [ILLEGIBLE] OFFICIAL RECORDS EUREKA COUNTY, NEVADA [ILLEGIBLE] FILE NO. 101567 FEE 17.00

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